UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.                 )

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

The Arena Group Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

The Arena Group Holdings, Inc.

Annual Meeting of Stockholders

December 12, 2024

Notice and Proxy Statement

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Thursday, December 12, 2024

Dear Fellow Arena Group Stockholders:	November 18, 2024

It is our pleasure to invite you to this year’s Annual Meeting of the Stockholders of The Arena Group Holdings Inc. (the “Annual Meeting”). This year, the Annual Meeting will be held on Thursday, December 12, 2024 at 12:00 p.m., Eastern Time, in a virtual meeting format only. There will be no physical location for stockholders to attend the Annual Meeting. Stockholders will be able to listen and vote, regardless of their physical location, by logging on to https://web.lumiconnect.com/273495257 using the meeting password and the 11-digit control number found in the proxy materials previously distributed to you. The password for the meeting is agh2024. If you hold your shares through an intermediary, such as a bank, broker, or other nominee, you must register in advance to attend the Annual Meeting. To register, you must submit proof of your “legal proxy” obtained from your bank, broker, or nominee reflecting your holdings, along with your name and email address, to Equiniti Trust Company, LLC: (i) by email to proxy@equiniti.com; (ii) by facsimile to 718.765.8730; or (iii) by mail to Equiniti Trust Company, LLC, Attn: Proxy Tabulation Department, 55 Challenger Rd Suite 200B 2nd floor Ridgefield Park, NJ 07660. Please reference “Arena Group 2024 Annual Meeting December 12, 2024” in the subject line. Obtaining a “legal proxy” may take several days and stockholders are advised to register as far in advance as possible. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on December 10, 2024. You will receive a confirmation email from Equiniti Trust Company, LLC of your registration. If you plan to participate in the Annual Meeting, please see the section titled “Instructions for the Virtual Annual Meeting” in the attached Proxy Statement. The purpose of the Annual Meeting is to vote on the following:

1.	To elect directors to our Board of Directors;

2.	To ratify the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2024; and

3.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Only stockholders of record at the close of business on Friday October 18, 2024 will be entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. The enclosed Notice and Proxy Statement contain details concerning the foregoing items and any other business to be conducted at the Annual Meeting, as well as information on how to vote your shares. Other detailed information about us and our operations, including our audited financial statements, are included in our Annual Report on Form 10-K for the year ended December 31, 2023 (the “Annual Report”), a copy of which is enclosed. We urge you to read and consider these documents carefully.

Your vote Is very important. Whether or not you expect to participate in the Annual Meeting, we urge you to cast your vote and submit your proxy in advance of the Annual Meeting. You can vote by Internet or mail as follows:

By Internet	By Mail
Visit www.voteproxy.com	Sign, date, and return the enclosed proxy card or voting instruction form

/s/ Sara Silverstein
Chief Executive Officer

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THE ARENA GROUP HOLDINGS, INC.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To be held Thursday, December 12, 2024

This Proxy Statement (this “Proxy Statement”), and the enclosed proxy card, is solicited by the Board of Directors (our “Board”) of The Arena Group Holdings, Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, December 12, 2024 at 12:00 p.m., Eastern Time, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be a completely virtual meeting of stockholders conducted via live audio webcast to enable our stockholders to participate from anywhere. You will be able to virtually attend the Annual Meeting by logging on to https://web.lumiconnect.com/273495257 using the meeting password and the 11-digit control number found in the proxy materials previously distributed to you. The password for the meeting is agh2024. If you hold your shares through an intermediary, such as a bank, broker, or other nominee, you must register in advance to attend the Annual Meeting. To register, you must submit proof of your “legal proxy” obtained from your bank, broker, or nominee reflecting your holdings, along with your name and email address, to Equiniti Trust Company, LLC: (i) by email to proxy@equiniti.com; (ii) by facsimile to 718.765.8730; or by mail to Equiniti Trust Company, LLC, Attn: Proxy Tabulation Department, 55 Challenger Rd Suite 200B 2nd floor Ridgefield Park, NJ 07660. Please reference “Arena Group 2023 Annual Meeting December 12, 2024” in the subject line. Obtaining a “legal proxy” may take several days and stockholders are advised to register as far in advance as possible. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on December 10, 2024. You will receive a confirmation email from Equiniti Trust Company, LLC of your registration.

References in this Proxy Statement to “The Arena Group Holdings,” “Arena Group,” “we,” “us,” “our,” or the “Company” refers to The Arena Group Holdings, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, DECEMBER 12, 2024.

This Proxy Statement, the enclosed proxy card, and the Annual Report on Form 10-K for the fiscal year ended on December 31, 2023 (the “Annual Report”) are all available on at https://www.astproxyportal.com/ast/26433. With respect to the Annual Meeting and all of our future stockholder meetings, please contact our Investor Relations Department, at 212.321.5002, or investorrelations@thearenagroup.net, to request a copy of this Proxy Statement, Annual Report, or proxy card, or to obtain information regarding such meeting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND PROCEDURAL MATTERS

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own and are entitled to vote. The person you designate is your “proxy,” and, by submitting a proxy card, you give the proxy the authority to vote your shares. We have designated Sara Silverstein, Chief Executive Officer, and Geoffrey Wait, Principal Financial Officer, as proxies for the Annual Meeting.

Why am I receiving these materials?

You are receiving these proxy materials because our Board is soliciting your proxy to vote at the Annual Meeting for the purposes set forth herein. This Proxy Statement provides you with information on the matters to be voted on at the Annual Meeting as well as instructions on how to vote.

We intend to begin mailing this Proxy Statement and accompanying proxy card on or about Monday, November 18, 2024 to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

You can vote if, as of the close of business on Friday, October 18, 2024 (the “Record Date”), you were a stockholder of record of the Company’s common stock, par value $0.01 per share (our “Common Stock”), our only class of voting stock issued and outstanding. On the Record Date, there were 47,448,047 shares of our Common Stock issued and outstanding.

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Stockholder of Record: Shares Registered in Your Name

If on the Record Date, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Annual Meeting or vote by proxy. Whether or not you plan to participate in the virtual Annual Meeting, we urge you to vote through the Internet prior to the Annual Meeting to ensure your vote is counted. Even if you vote by proxy, you may still vote at the virtual Annual Meeting. In order to virtually attend the Annual Meeting, please log on to https://web.lumiconnect.com/273495257 using the meeting password and the 11-digit control number found in the proxy materials previously distributed to you. The password for the meeting is agh2024.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. If you do not direct your broker how to vote your shares, the broker will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items (resulting in a “broker non-vote”). The ratification of the appointment of our independent registered public accounting firm, KPMG LLP (“KPMG”), under Proposal No. 2, is a “discretionary” matter. The election of directors under Proposal No. 1 is a “non-discretionary” matter.

You are also invited to virtually participate in the Annual Meeting. However, since you are not the stockholder of record, you must register in advance to attend the Annual Meeting. To register, you must submit proof of your “legal proxy” obtained from your bank, broker, or nominee reflecting your holdings, along with your name and email address, to Equiniti Trust Company, LLC: (i) by email to proxy@equiniti.com; (ii) by facsimile to 718.765.8730; or (iii) by mail to Equiniti Trust Company, LLC, Attn: Proxy Tabulation Department, 55 Challenger Rd Suite 200B 2nd floor Ridgefield Park, NJ 07660. Please reference “Arena Group 2024 Annual Meeting December 12, 2024” in the subject line. Obtaining a “legal proxy” may take several days and stockholders are advised to register as far in advance as possible. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on December 10, 2024. You will receive a confirmation email from Equiniti Trust Company, LLC of your registration.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you owned as of the Record Date.

What am I voting on?

The following matters are scheduled for the Annual Meeting: (i) the election of six directors to our Board, and (ii) the ratification of the selection of KPMG as our independent registered public accounting firm for the year ending December 31, 2024. A vote may also be held on any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof, although there is no other business anticipated to come before the Annual Meeting.

What are abstentions, withholds, and “broker non-vote” and their effects on voting?

Abstentions (i.e., shares of our Common Stock present at the Annual Meeting and marked “abstain”) are counted for purposes of determining whether a quorum is present and are deemed to be shares present or represented by proxy and entitled to vote. Abstentions will have no effect on Proposal No. 1 and the same effect as a vote against Proposal No. 2.

A withhold vote, in the case of Proposal No. 1, will have no effect on the outcome of the proposal and will not prevent a candidate from being elected in an uncontested election.

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Brokers have limited discretionary authority to vote shares that are beneficially owned and, therefore, are not entitled to vote on non-routine matters in the absence of voting instructions from the beneficial owner of such shares. “Broker non-votes” occur when shares of our Common Stock held by a broker, bank, trustee, or other nominee for a beneficial owner are not voted either because (i) the broker, bank, trustee, or other nominee did not receive voting instructions from the beneficial owner, or (ii) the broker, bank, trustee, or other nominee lacked discretionary authority to vote the shares. Broker non-votes are counted for purposes of determining whether a quorum is present. Brokers have discretionary authority to vote shares that are beneficially owned only on Proposal No. 2 at the Annual Meeting. Note that if you are a beneficial holder and do not provide specific voting instructions to your broker, bank, trustee, or other nominee, the broker, bank, trustee, or other nominee that holds shares of our Common Stock will not be authorized to vote on Proposal No. 1. Accordingly, we encourage you to provide voting instructions to your broker, bank, trustee, or other nominee, whether or not you plan to attend the Annual Meeting.

What are my voting choices for each of the items to be voted on at the Annual Meeting?

Proposal No.	Board Recommendation	Voting Choices	Vote Required for Adoption	Effect of Absentions/ Withholds	Effect of Broker Non- Votes
1 – Election of Director Nominees	FOR ALL nominees

● Vote “For All” to vote for all of the nominees listed

● Vote “Withhold All” to withhold your vote for all of the nominees listed

● Vote “For All Except” to vote for all of the nominees listed except one or more of the nominees you specify

			Plurality of the votes present virtually or by proxy and entitled to vote at the Annual Meeting, which means that the seven nominees who receive the highest number of shares voted “for” their election will be elected	No effect	No effect

2 – Ratification of the Appointment of KPMG as our Independent Registered Public Accounting Firm for the Year Ending December 31, 2024	FOR	● Vote “For” the ratification of the appointment ● Vote “Against” the ratification of the appointment Abstain from voting on this proposal	Approved if a majority of the voting power of the shares of Common Stock present virtually or represented by proxy and entitled to vote, vote “for” the proposal	Treated as votes against proposal	No effect

Information about cumulative voting

Cumulative voting is not permitted under our Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”).

Are there interests of certain persons in matters to be acted upon?

No person who has been a director or officer of ours at any time since the beginning of fiscal 2023, a director nominee, or any associate of any such persons, has any substantial interest, direct or indirect, in any of the proposals to be voted upon that differs from that of other stockholders, other than: (i) Proposal No. 1, the election of directors.

Instructions for the Virtual Annual Meeting

Participating in the Virtual Annual Meeting

This year’s Annual Meeting will be a virtual annual meeting. There will be no physical meeting location. A virtual meeting format offers the same participation opportunities as those opportunities available to stockholders at in-person meetings. Stockholders will be able to listen and vote. To participate in the Annual Meeting, you must log on to https://web.lumiconnect.com/273495257 using the meeting password and the 11-digit control number found in the proxy materials distributed to you. The password for the meeting is agh2024. For registered stockholders, your 11-digit control number can be found on the proxy card. If you hold your shares beneficially through a bank or broker, you must register in advance to attend the Annual Meeting. To register, you must submit proof of your “legal proxy” obtained from your bank, broker, or nominee reflecting your holdings, along with your name and email address, to Equiniti Trust Company, LLC: (i) by email to proxy@equiniti.com; (ii) by facsimile to 718.765.8730; or (iii) by mail to Equiniti Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, New York, 11219. Please reference “Arena Group Annual Meeting December 12, 2024” in the subject line. Obtaining a “legal proxy” may take several days and stockholders are advised to register as far in advance as possible. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on December 10, 2024. You will receive a confirmation email from Equiniti Trust Company, LLC of your registration.

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The Annual Meeting will begin promptly at 12:00 p.m., Eastern Time, on Thursday, December 12, 2024. We encourage you to access the virtual meeting website prior to the start time. Online check-in will begin 60 minutes prior to the start of the Annual Meeting. You should allow ample time to ensure your ability to access the meeting. The Chairman of the Annual Meeting has broad authority to conduct the Annual Meeting in an orderly manner.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting website during the check-in time or during the Annual Meeting?

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please click on the “Help” icon button in the virtual meeting platform for assistance.

How do I vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote using the following methods:

●	By Internet. To vote by proxy via the Internet, simply follow the instructions described on the proxy card.

●	By Mail. To vote by mail using the proxy card, simply complete, sign, and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

●	In Person. To vote in person, follow the instructions to participate in the Annual Meeting in the section titled “Participating in the Virtual Annual Meeting,” above.

Whether or not you plan to participate in the virtual Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still participate in the virtual Annual Meeting and vote electronically if you have already voted by proxy.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you can vote as follows:

●	By Internet. You may vote through the Internet only if your broker, bank, or other agent makes these methods available, in which case the instructions will be included with the proxy materials. If you want to vote electronically at the virtual Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent, follow the instructions from your broker, bank, or agent included with these proxy materials, or contact your broker, bank, or other agent to request a proxy form.

●	By Mail. You should have received a proxy card and voting instructions with these proxy materials from the broker, bank, or other agent holding your shares rather than from us. To vote by mail, simply complete and mail the proxy card or voting instruction form to ensure that your vote is counted.

●	In Person. To vote in person, follow the instructions to participate in the Annual Meeting in the section titled “Participating in the Virtual Annual Meeting,” above.

What if I am a stockholder of record and return a proxy card but do not make specific choices?

You should specify your choice for each matter on the proxy card. If you return a signed and dated proxy card without marking any voting selections, your shares will be voted:

●	FOR each of the nominees listed under Proposal No. 1; and

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●	FOR the ratification of KPMG as our independent registered public accounting firm under Proposal No. 2;

If any other matter is properly presented at the meeting, your proxy (the individual named on your proxy card) will vote your shares using his or her best judgment.

What if I am a beneficial owner and do not give voting instructions to my broker?

If you fail to provide your broker with voting instructions at least ten days before the meeting, your broker may be unable to vote on the non-discretionary matters. Your broker may use his or her discretion to cast a vote on any routine or discretionary matter.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete one of the available methods of voting for each control number you receive on each proxy card to ensure that all of your shares are voted.

What is “householding”?

The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries such as brokers to satisfy the delivery requirements for proxy materials with respect to two or more security holders sharing the same address by delivering a single copy of the proxy materials addressed to those security holders. This process, which is commonly referred to as “householding,” potentially means convenience for security holders and cost savings for companies.

A number of brokers with account holders who are Arena Group stockholders will be “householding” our proxy materials. A single copy of the proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker and also notify us by sending your written request to our Investor Relations Firm, FNK IR LLC, c/o Robert Fink, 225 West 34th Street, 9th Floor, New York, NY 10122, or by calling 646.971.8899, and indicate you are a stockholder of The Arena Group Holdings, Inc. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should also contact their broker and notify us in writing or by telephone.

Can I revoke or change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy by:

●	submitting a new proxy with a later date;

●	sending written notice of revocation to our Corporate Secretary at The Arena Group Holdings, Inc., 200 Vesey Street, 24th Floor, New York, New York, 10281, or the address listed for our principal offices as set forth in our then-most recent filing with the SEC, in time for him to receive it before the Annual Meeting; or

●	voting electronically at the Annual Meeting. Simply participating virtually at the Annual Meeting will not, by itself, revoke your proxy.

Who will count votes?

Votes will be counted by the inspector of elections appointed for the Annual Meeting. The inspector of elections will also determine the number of shares of Common Stock outstanding, the voting power of each, the number of shares of Common Stock represented at the Annual Meeting, the existence of a quorum, and whether or not the proxies and ballots are valid and effective.

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What is the quorum requirement?

A majority of the issued and outstanding shares of Common Stock entitled to vote must be present at the Annual Meeting (virtually or represented by proxy) in order for us to hold the Annual Meeting and conduct business. This is called a quorum. On the Record Date, there were an aggregate of 47,448,047 outstanding shares of our Common Stock entitled to vote. Thus, 23,724,024 shares of Common Stock must be present at the Annual Meeting (virtually or represented by proxy) to have a quorum.

Your shares of Common Stock will be counted towards the quorum only if you submit a valid proxy or vote electronically at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the shares of Common Stock entitled to vote and present at the Annual Meeting (virtually or represented by proxy) may adjourn the meeting to another date.

No rights of appraisal

There are no rights of appraisal or similar rights of dissenters with respect to matters that are the subject of this proxy solicitation under the laws of the State of Delaware, our Certificate of Incorporation, or our Second Amended and Restated Bylaws (our “Bylaws”).

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. In addition, final voting results will be tallied by the inspector of elections and will be published in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to publish the preliminary results within four business days after the Annual Meeting and file an additional Form 8-K to publish the final results within four business days after the final results are known to us.

When are stockholder proposals for the fiscal 2025 Annual Meeting due?

Stockholders interested in presenting a proposal to be considered for inclusion in our proxy statement for the 2025 annual meeting of stockholders (the “2025 Annual Meeting”) may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our Bylaws. To be considered for inclusion, stockholder proposals must be submitted in writing to Attention: Corporate Secretary, at the address listed for our principal offices as set forth in our then-most recent filing with the SEC no later than July 21, 2025.

With respect to proposals and nominations not to be included in our proxy statement for the 2025 Annual Meeting pursuant to Rule 14a-8 of the Exchange Act, our Bylaws provide that stockholders who wish to nominate a director or propose other business to be brought before the stockholders at an annual meeting of stockholders must be submitted in writing to Attention: Corporate Secretary, at the address listed for our principal offices as set forth in our then-most recent filing with the SEC not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which we first mail our proxy materials for the preceding year’s annual meeting.

Stockholders wishing to present nominations for director or proposals for consideration at the 2025 Annual Meeting under these provisions of our Bylaws must submit their nominations or proposals in writing so that they are received by our Corporate Secretary at our principal executive offices not earlier than September 4, 2025 and not later than October 4, 2025 in order to be considered. In the event that the 2025 Annual Meeting is to be held on a date that is 30 days prior to or delayed by more than 60 days after the one-year anniversary of the Annual Meeting, then, for notice by the stockholder to be timely, it must be so received by the Corporate Secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the tenth day following the day on which we first make a public announcement of the date of the 2025 Annual Meeting.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2025 Annual Meeting must provide notice to our Corporate Secretary at our principal executive offices that sets forth all information required by Rule 14a-19 under the Exchange Act no later than October 13, 2025 (or, if the 2025 Annual Meeting is called for a date that is not within 30 calendar days of the anniversary of the date of the 2024 Annual Meeting, then notice must be provided by the later of 60 calendar days prior to the date of the 2025 Annual Meeting or by the close of business on the tenth calendar day following the day on which public announcement of the date of the 2025 Annual Meeting is first made).

How do I get a copy of the exhibits filed with our Annual Report?

A copy of our Annual Report, and our audited consolidated financial statements, were provided to you with this Proxy Statement. We will provide copies of the exhibits filed with our Annual Report upon written request if you are a stockholder as of the Record Date. Requests for such copies should be directed to J. Alex Wasserburger, Esq., our General Counsel, at the address listed for our principal offices as set forth in our then-most recent filing with the SEC. In addition, copies of all of our electronically filed exhibits, including our Bylaws, may be reviewed and printed from the SEC website at http://www.sec.gov.

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PROPOSAL NO. 1 – ELECTION OF DIRECTORS

What Am I Voting On?

Stockholders are being asked to elect six directors: Carlo Zola, Christopher Petzel, Laura Lee, H. Hunt Allred, Christopher Fowler and Cavitt Randall to serve for an additional one-year term ending at the annual meeting of stockholders following this Annual Meeting, or until their successors have been duly elected and qualified. Carlo Zola, Christopher Petzel, Laura Lee, H. Hunt Allred, Christopher Fowler and Cavitt Randall are all current members of our Board. Each of the nominees named below has been approved by our Board on recommendation from the Nominating and Corporate Governance Committee (the “Nomination Committee”). The Nomination Committee has evaluated our governance and leadership structure and determined that, at this time, the Company is best served by the Chief Executive Officer not serving as a director as well. Accordingly, Ms. Silverstein is not being nominated as a director. As Chief Executive Officer, Ms. Silverstein will still attend and play an active role in our board meetings.

If any of the nominees becomes unable or unwilling to serve as a director before the Annual Meeting, an event which is not presently anticipated, the appointed proxy may exercise discretionary authority to vote for substitute nominees proposed by the Board, or, if no substitute is selected by our Board prior to or at the Annual Meeting, for a motion to reduce the present membership of our Board to the number of nominees available.

Vote Required and Voting Recommendation

The six nominees receiving the most “FOR” votes from the holders of shares present at the Annual Meeting or represented by proxy and entitled to vote will be elected as directors to hold office until the 2025 Annual Meeting. Only votes “FOR ALL” or “FOR ALL EXCEPT” will affect the outcome. In an uncontested election, “WITHHOLD” votes will have no effect on the outcome of the proposal and will not prevent a candidate from being elected. Broker non-votes will have no effect.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR ALL” NOMINEES IN THE ELECTION OF THE SIX DIRECTOR NOMINEES.

Board and Committee Composition

Currently, we have a Board comprised of seven directors, with each director serving until the expiration of the term for which he or she was elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. We anticipate having a board comprised of six directors after the Annual Meeting.

The following table includes the names, ages and titles of our directors and executive officers as of November 8, 2024. Our directors are elected to one-year terms by our stockholders at each annual meeting. Our executive officers are appointed by our Board. Each executive officer holds his or her office until he or she resigns or is removed by our Board or his or her successor is appointed and qualified.

Name	Age	Position(s)
Executive Officers
Sara Silverstein	43	Chief Executive Officer
Paul Edmondson	50	President, Platform
Manoj Bhargava	71	President
Geoffrey Wait	37	Principal Financial Officer
Non-Employee Directors
H. Hunt Allred	40	Director(1)
Laura Lee	49	Director(2)
Christopher Petzel	53	Director(3)
Cavitt Randall	47	Director(4)
Christopher Fowler	65	Director
Carlo Zola	46	Director(6)

(1)	Mr. Allred is the Chair of our Compensation Committee and serves on our Nominating and Corporate Governance Committee and our Special Transaction Committee.
(2)	Ms. Lee is the Chair of our Audit Committee and serves on our Compensation Committee.
(3)	Mr. Petzel is the Chair of our Special Transaction Committee and serves on our Audit Committee, our Compensation Committee and our Nominating and Corporate Governance Committee.

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(4)	Mr. Randall was appointed Chairman of our Board of Directors on January 23, 2024. Mr. Randall previously held the title of Chief Executive Officer from February 13, 2024 until April 19, 2024.
(5)	Mr. Zola is the Chair of our Nominating and Corporate Governance Committee and serves on our Audit Committee.

Biographical and Related Information – Director Nominees and Executive Officers

The following is an overview of the biographical information for each of our director nominees and executive officers, including their age, the year they became directors or officers, to the extent applicable, their principal occupations or employment for at least the past five years, and certain of their other directorships.

Nominees for Director

H. Hunt Allred, 40, has served as one of our directors since October 2021. Currently and since May 2017, Mr. Allred has served as Director of Alternative Investments, leading investments on behalf of various Hunt Family entities, doing business as Petro-Hunt LLC. The Hunt Family entities are primarily focused on investing in technology, healthcare, and other venture opportunities. Currently and since June 2017, he also holds management positions with diversified investment firms RedCap Investments, LP and Mill Iron Operations, and medical diagnostics technology company mLife Diagnostics. Previously, Mr. Allred held roles at hedge funds Citadel LLC, from December 2016 to April 2017, and Vollero Beach Capital Partners, from June 2012 to September 2016, where he focused on public equity investing across the industrial, energy and utility sectors. Mr. Allred also previously served as an industrial public equity analyst at Aptigon Capital, a division of Citadel LLC, from October 2016 to April 2017. He held various roles at Commerce Street Capital, a private equity fund centered on investing in regional financial institutions. He began his career at ORIX USA, holding roles in both the corporate finance group, financing sponsored backed leverage buyouts, and the real estate structured credit group, working out distressed real estate assets. Mr. Allred received his Bachelor of Business Administration from Texas Christian University and M.B.A. from the University of Texas at Austin. Because of his extensive investment experience across multiple asset classes, with expertise including private equity, public equity, venture capital, credit origination, and structured credit resolutions, we believe Mr. Allred is qualified to serve as a director.

Laura Lee, 49, has served as a member of our Board since October 2021. Since November 2022, Ms. Lee has been employed by Twitch, a video live streaming service, as its Chief Content Officer. Prior to this, she held the position of Senior Advisor at consulting firm McKinsey & Company, Inc., from August 2019 to November 2022, in addition to serving as an external adviser to growth companies such as Xoogler.co, an organization focused on entrepreneurial ventures for Google alumni, from September 2018 to November 2022, and SAAS membership platform for creators, Patreon Inc., from April 2018 to May 2020. Ms. Lee also previously held senior positions at various media, technology, and consumer companies, including serving as Executive Vice President of Content, Strategy, and Operations at the premiere media and entertainment company, NBC Universal Media LLC, during 2017, where she oversaw over $2 billion in key digital investments and relationships with Snap Inc., BuzzFeed, Inc., Vox Media, Inc., and YouTube LLC (“YouTube”), new business opportunities, and digital content production. From 2015 to 2016, Ms. Lee was the Chief Digital Officer and President of Media at Margaritaville Enterprises, LLC (“Margaritaville”), Jimmy Buffett’s lifestyle brand, where she grew Margaritaville’s digital footprint by 300% through original content and signed multi-million dollar deals for the new media business unit. From 2007 to 2015, Ms. Lee worked at the internet media channel YouTube where she oversaw the North American Content division, launched the global transaction (VOD/EST) business for YouTube and Google Play, and created the Global Top Creator team, which oversaw relationships with YouTube’s digital-native influencers. Prior to her time with YouTube, Ms. Lee held various roles at the mass media company Viacom Media Networks, Inc. from 2003 to 2007, including serving as Vice President of Business Development and Operations at its MTV Networks unit, where she launched VBS.TV, a digital video business joint venture with Vice Media, (and oversaw the acquisition of Harmonix Music Systems, the developer of iconic gaming hits Rock Band and Guitar Hero). From 2019-2022, Ms. Lee served on the board of MediaCo Holding Inc. (Nasdaq: MDIA) where she chaired several committees, including Audit, Digital M&A, and the COVID Task Force, and served on the Compensation Committee. She formerly was an independent director on the board of American Apparel LLC, where she served on the Nominating and Corporate Governance Committee. Ms. Lee also previously served on the board of WatchMojo, a top global entertainment network on YouTube (www.youtube.com/watchmojo). Ms. Lee currently serves on the board of Womensphere, a social enterprise business focused on empowering women and girls globally. Ms. Lee is a seasoned technology and media executive, advisor, and board director. She has been recognized for her industry expertise and as a top executive by Variety, National Association of Corporate Directors, Crain’s New York, and Multichannel News. Ms. Lee is a graduate of Brown University and Harvard Business School. We believe that her demonstrated experience corporate finance, strategy, digital content and marketing, as well as in the technology and media industries qualifies her to serve as a director.

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Christopher Petzel, 53, has served on our Board since October 2021. Mr. Petzel has broad entrepreneurial, corporate finance, and public company board experience. He has been a managing director at Broadside Capital, LLC, a strategic advisory firm based in Puerto Rico since January 2022, and a registered representative at Spartan Capital Securities, LLC, an investment bank in New York focused on microcap IPOs, bridge financings and private placements since June 2023. Mr. Petzel has served as Chairman of Broadside Enterprises, Inc. (OTC:BRSE), the operator of a digital multi-brand food delivery platform, since 2016, and as Chairman and CEO of Chancellor Group, Inc. (OTC:CHAG), a small cap vehicle seeking acquisitions, since 2020. Previously, he served as Managing Director for predecessor companies of Broadside Capital, LLC in Los Angeles from 2010 until December 2021. From August 2019 until December 2023, Mr. Petzel was co-founder and Chairman at Byte to Bite Industries, Inc., a hospitality operator in Southern California, and, from 2001 to 2014, founder and CEO of Fierce Entertainment, LLC, an independent production company which created a technology platform for major international film distributors. During his tenure at Fierce, he financed several hundred million dollars of entertainment assets and produced films with major stars including Sylvester Stallone, Jet Li, Jason Statham, Nicholas Cage, Jason Sudeikis and Shirley MacLaine. Prior to this, Mr. Petzel worked for the technology, media, and telecommunications group at investment banking firm Houlihan Lokey in Los Angeles from 1999 until 2001. Mr. Petzel commenced his career working for the media finance department of Berliner Bank AG and in international film finance and distribution at Goldcrest Films International Ltd. in London. Mr. Petzel is fluent in German, English, French and Spanish. He studied finance and economics at the Universities of Barcelona (Spain) and Fribourg (Switzerland), where he graduated summa cum laude in 1995. He holds FINRA Series 7 (General Securities Representative), Series 63 (Uniform Securities Agent State Law) and Series 79 (Investment Banking Representative) licenses. We believe that Mr. Petzel is qualified to serve as a director because of his experience with media, hospitality, technology, and corporate finance, as well as his experience in building technology platforms and working with small cap public companies, including with respect to their reporting requirements.

Cavitt Randall, 47, has served as one of our directors since December 2023 and as Chairman of the Board since January 23, 2024. Mr. Randall also served as our Chief Executive Officer from February 13, 2024 until April 19, 2024. Since August 2022, Mr. Randall has served as the Chief Executive Officer of MBX Clearing LLC, an investment firm registered broker-dealer that self-clears at Option Clearing Corporation (OCC). Prior to joining MBX Clearing LLC, from August 2018 to August 2022, Mr. Randall was the Chief Operating Officer of SI Capital LLC prior to it changing its name to MBX Group LLC. Prior to SI Capital LLC, from June 2000 to August 2018, Mr. Randall held various executive roles at GE Capital including roles as the Senior Vice President. Mr. Randall has over twenty years’ experience in equity, options and debt trading and holds Series 24 (General Securities Principal), Series 57 (Securities Trader) and FINRA SIE licenses. Mr. Randall holds a Bachelor of Arts in Finance from Michigan State University. We believe that Mr. Randall is qualified to serve as a director given his executive leadership experience and over twenty years’ experience in capital markets.

Christopher Fowler, 65, has served on our Board of Directors since December 1, 2023. Mr. Fowler has served as the Chief Investment Officer of MBX Group, an investment firm where he is responsible for overseeing all investment activity since 2015. MBX Group is an affiliate of Simplify. For 15 years, Mr. Fowler worked as a Managing Director at GE Capital. Prior, Mr. Fowler worked at JPMorgan Chase & Co. as a Senior Vice President of Leveraged Lending for 11 years. Mr. Fowler holds a Bachelor of Science in Business/Industrial Engineering from the University of Southern California. We believe that Mr. Fowler is qualified to serve as a director given his executive leadership and investment experience.

Carlo Zola, 46, has served as a member of our Board since June 2021. Since January 2021, Mr. Zola has served as Partner and REIT Portfolio Manager for Atlas Capital Team, L.P., a hedge fund, where he focuses on Real Estate and ESG investments, and where he was a founding partner. Previously, Mr. Zola served as a principal of Warlock Partners, LLC (“Warlock”) and as a principal of Roundtable Media L.L.C. From January 2020, Mr. Zola served as a founding partner at Percival Ventures, an investment firm focused on early stage blockchain investments and cryptocurrencies. He was also previously a founding partner at Paladin Trust, a leading trust and custodian business dedicated to cryptocurrency markets. Additionally, Mr. Zola worked for 13 years in various positions as an analyst and portfolio manager in the Los Angeles, New York, Toronto and London offices of Capital Group, a large multi-national fund management company with over $2 trillion in assets under management, with responsibilities including managing a portfolio of over $1 billion in assets, and with a focus on global and fixed income asset portfolios as well as asset portfolios in Media, Metals and Mining, Chemicals and Real Estate (REITs). During his last three years at Capital Group, Mr. Zola also served as its Research Portfolio Coordinator (RPC) overseeing diverse investments and, during his tenure with Capital Group, Mr. Zola successfully managed a team of over 20 analysts for one of its growth and income funds. Mr. Zola started his professional career working as a research analyst at Intermonte SIM in Milan, a leading independent Italian investment bank. Mr. Zola is an investment professional with over 19 years of active experience in the financial markets. Mr. Zola earned a B.A. in Economics from Bocconi University in Milan, Italy, where he graduated summa cum laude, and a Masters’ degree in Management from CEMS, the Community of European Management Schools, in Barcelona, Spain. We believe that Mr. Zola is qualified to serve as a director because of his extensive financial market experience.

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Executive Officers Who Do Not Serve as Directors

Sara Silverstein has served as our Chief Executive Officer since April 19, 2024. Ms. Silverstein previously served as General Manager - Finance Arena of the Company since November 2021. Prior to that, she was Executive Editor at Business Insider from 2013 to 2020. Ms. Silverstein started her career at a hedge fund and has been working in the media industry for the past 14 years, including other positions with Bloomberg Media. Ms. Silverstein has a bachelor’s degree in mathematics from the University of Colorado and an MBA from the University of Chicago Booth School of Business.

Paul Edmondson has served as our President of Platform since February 2021, when we split our President role into two separate officer roles. As President of Platform, Mr. Edmondson currently oversees our Platform business, which offers the core content management system, programmatic advertising technology and multitenant subscription stack for publishers serving partner publishers and our owned and operated properties. As part of his responsibilities, Mr. Edmondson also oversees our Adventure Network and HubPages properties. Prior to this appointment, he had served as our President since October 2019. Prior to that, Mr. Edmondson served as our Chief Operating Officer from August 2018 to December 2019. Mr. Edmondson joined our Company in January 2018 with our acquisition of HubPages, Inc. (“HubPages”), where he had served as Founder and Chief Executive Officer since 2006. Prior to HubPages, he served as the Group Product Manager for Microsoft Corporation’s MSN Entertainment, having joined Microsoft Corporation in 2000 through its acquisition of MongoMusic, Inc. Prior thereto, he developed applications for Hewlett-Packard Company.

Manoj Bhargava has served as President of the Company since April 26, 2024. Previously, Mr. Bhargava served as the Company’s Interim Chief Executive Officer from December 11, 2023 until January 4, 2024 and as Co-President from February 16, 2024 through April 26, 2024. Mr. Bhargava is the control person of Simplify Inventions LLC, a Delaware limited liability company (“Simplify”). Mr. Bhargava is the Founder of Innovation Ventures LLC (5-hour ENERGY) and has served as its Chief Executive Officer since its inception. Mr. Bhargava founded 5-hour ENERGY in 2000 and has grown 5-hour ENERGY to annual retail sales over $1 billion. Mr. Bhargava has extensive management, operations and marketing experience, which he has applied to numerous new business start-ups including a water filtration company, an R&D shop and an investment company. Mr. Bhargava is a distinguished philanthropist and the founder of several charities.

Geoffrey Wait was appointed as the Principal Financial Officer of The Arena Group Holdings, Inc. (the “Company”). Mr. Wait has served as a senior financial advisor to the Company since June 2024 and, from April 2024 through June 2024, served as Controller of Simplify Inventions, LLC, an affiliate of the Company (“Simplify”). Prior to that, he served in various capacities at American Axle & Manufacturing, Inc. beginning in 2016, including most recently as Plant Finance Manager since March 2019. Mr. Wait began his career at Grant Thornton LLP where he served most recently as a Manager. He has a Bachelor of Arts – Accounting and a Master of Science – Accounting, both from Michigan State University and is a Certified Public Accountant.

Family Relationships

There are no family relationships among any of our directors or executive officers.

Involvement in Certain Legal Proceedings

None of our directors, director nominees, and executive officers has been involved in any legal or regulatory proceedings, as set forth in Item 401 of Regulation S-K, during the past ten years.

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CORPORATE GOVERNANCE

Director Qualifications

The Nomination Committee determines the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to our Board for its approval, criteria to be considered in selecting nominees for director. The Nomination Committee and our Board believe that at this time, it is unnecessary to adopt criteria for the selection of directors. Instead, the Nomination Committee and our Board believe that the desirable background of a new individual member of our Board may change over time and that a thoughtful, thorough selection process is more important than adopting criteria for directors.

Meetings of the Board and its Committees

The Board has an Audit Committee, a Compensation Committee, and a Nomination Committee. The entire Board met 7 times, including regularly scheduled and special meetings, during fiscal year 2023. The Audit Committee met 5 times, the Compensation Committee met 4 times, and the Nomination Committee met zero times, during fiscal year 2023. All directors attended at least 75% of the aggregate of our Board meetings and meetings of all committees on which they served. We held our last annual stockholders’ meeting on June 1, 2023. When we hold annual stockholders’ meetings, it is our policy that all of our directors are required to make a concerted and conscientious effort to attend our annual stockholders’ meeting in each year during which that director serves as a member of our Board. All of our directors then serving attended our 2023 annual meeting of stockholders.

Audit Committee. The Audit Committee currently consists of Laura Lee (Chair), Christopher Petzel and Carlo Zola. The Audit Committee met 5 times during fiscal year 2023. The meetings included discussions with management and with our independent registered public accounting firm to discuss our interim and annual financial statements and our annual report, and the effectiveness of our financial and accounting functions and organization. The Audit Committee acts pursuant to a written charter adopted by our Board, a copy of which can be accessed at https://investors.thearenagroup.net/corporate-governance/documents-and-charters. Information on or accessible through our website is not incorporated by reference in this Proxy Statement.

The Audit Committee assists our Board in fulfilling its responsibility to oversee (i) the integrity of our financial statements, our accounting and financial reporting processes and financial statement audits, (ii) our compliance with legal and regulatory requirements, (iii) our systems of internal control over financial reporting and disclosure controls and procedures, (iv) the independent auditor’s engagement, qualifications, performance, compensation, and independence, (v) review and approval of related party transactions, and (vi) the communication among our independent auditors, our financial, and senior management and our Board. Our Board has determined that the Audit Committee is comprised entirely of independent members who meet the requirements for independence under the NYSE American listing standards and SEC rules and regulations. Our Board has determined that Ms. Lee, the Chair of the Audit Committee, is an “audit committee financial expert” as defined under SEC rules.

Compensation Committee. The Compensation Committee currently consists of H. Hunt Allred (Chair), Christopher Petzel, and Laura Lee. The Compensation Committee met 4 times during fiscal year 2023. The Compensation Committee acts pursuant to a written charter adopted by our Board, a copy of which can be accessed at https://investors.thearenagroup.net/corporate-governance/documents-and-charters. Information on or accessible through our website is not incorporated by reference in this Proxy Statement.

The purpose of the Compensation Committee is to evaluate, recommend, approve, and review our executive officer and director compensation arrangements, plans and programs and to administer our cash-based and equity-based plans for employees and consultants. The Compensation Committee’s principal functions are to: (i) review and recommend to our Board for approval all forms of our non-equity and equity-based compensation of executive officers and directors; and (ii) administer our equity-based compensation plans, including administering the 2022 Stock and Incentive Plan (our “2022 Plan”), pursuant to which various types of incentive awards, including, without limitation, stock options, restricted stock awards, stock appreciation rights, and stock units may be granted to our directors, executive officers, and key employees. The Compensation Committee is responsible for evaluating executive compensation, including equity awards for all of our executive officers, setting base salary amounts, fixing incentive opportunity levels, and other supplemental benefits. This includes reviewing and making recommendations to our Board regarding corporate goals and objectives relevant to the compensation of Chief Executive Officer and all other executive officers that report to him, evaluating, at least annually, the performance of these officers in light of these goals and objectives, and reviewing and making recommendations to our Board regarding the compensation level of these officers based on such evaluation.

The Compensation Committee also annually reviews director compensation to ensure non-employee directors are adequately compensated for the time expended in fulfilling their duties to us, as well as the skill-level required by us of members of our Board. From time to time as the Compensation Committee deems appropriate or as requested by our Board, the Compensation Committee evaluates director compensation arrangements and makes recommendations to our Board accordingly.

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The Compensation Committee is authorized to engage compensation consultants, if they deem necessary, to assist with the Compensation Committee’s responsibilities related to our executive compensation program and the director compensation program.

Our Board has determined that the Compensation Committee is comprised entirely of independent members who meet the requirements for independence under the NYSE American listing standards and SEC rules and regulations.

Nomination Committee. The Nomination Committee currently consists of Carlo Zola (Chair), Christopher Petzel, and H. Hunt Allred. The Nomination Committee did not meet separately during fiscal year 2023. The Nomination Committee acts pursuant to a written charter adopted by our Board, a copy of which can be accessed at https://investors.thearenagroup.net/corporate-governance/documents-and-charters. Information on or accessible through our website is not incorporated by reference in this Proxy Statement.

The purpose of the Nomination Committee is to exercise general oversight with respect to the governance of our Board by (i) identifying, reviewing the qualifications of, and recommending to our Board proposed nominees for election to our Board, consistent with criteria approved by our Board, and (ii) selecting, or recommending that our Board select, the director nominees for the next annual meeting of stockholders. The Nomination Committee provides advice, counsel, and direction to management on the basis of the information it receives, discussions with management, and the experience of the Nomination Committee members.

Our Board has determined that the Nomination Committee is comprised entirely of independent members who meet the requirements for independence under the NYSE American listing standards and SEC rules and regulations.

Nominations Process and Criteria

The Nomination Committee determines the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to our Board for its approval, criteria to be considered in selecting nominees for director. The Nomination Committee and our Board believe that at this time, it is unnecessary to adopt criteria for the selection of directors. Instead, the Nomination Committee and our Board believe that the desirable background of a new individual member of our Board may change over time and that a thoughtful, thorough selection process is more important than adopting criteria for directors.

The Nomination Committee will also identify, recruit, and screen candidates for our Board, consistent with criteria approved by our Board. The Nomination Committee and our Board are fully open to utilizing whatever methodology is efficient in identifying new, qualified directors when needed, including industry contacts of our directors or professional search firms. The Nomination Committee also considers any director candidates recommended by our stockholders pursuant to the procedures described in this Proxy Statement and any nominations of director candidates validly made by stockholders in accordance with applicable laws, rules, and regulations, and the provisions of our charter documents. In recommending candidates for nomination, the Nomination Committee considers candidates recommended by directors, officers, employees, stockholders, and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate.

There were no fees paid or due to third parties in fiscal year 2023 to identify or evaluate, or to assist in evaluating or identifying, potential director nominees. For purposes of the Annual Meeting, the Nomination Committee recommended seven incumbent directors as nominees for re-election to our Board, and our Board approved the nominees for inclusion in this Proxy Statement.

Any stockholder wishing to propose that a person be nominated for or appointed to our Board may submit such a proposal, according to the procedure described above in the section titled “Questions And Answers About The Annual Meeting And Procedural Matters” to: Corporate Secretary, The Arena Group Holdings, Inc., at the address for our principal offices as set forth in our then-most recent filing with the SEC.

Director Independence

As our Common Stock is currently listed for trading on the NYSE American, we have evaluated independence in accordance with the rules of the NYSE American Company Guide and the SEC with respect to each director and director nominee. Our Board undertook a review of the independence of the members of our Board and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon the information requested from and provided by each director concerning their background, employment, and affiliations, including family relationships, our Board has determined that each of the following non-employee directors are independent as that term is defined under the rules of the NYSE American Company Guide.

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Laura Lee	Carlo Zola
H. Hunt Allred	Christopher Petzel

In making these determinations, our Board considered the current and prior relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of capital stock by each non-employee director, and the transactions involving their affiliates described in the section of this Proxy Statement entitled “Related Party Transactions.”

All of the members of the Audit, Nomination, and Compensation Committees are also independent.

Based on these standards, our Board determined Cavitt Randall and Chris Fowler were not independent.

Our Board has adopted a Business Code of Ethics and Conduct (“Code of Ethics”) that applies to our executive officers, directors, and other employees as well as a Code of Ethics for Finance Officers (the “Senior Code of Ethics”) which applies to our financial officers. Copies of the Code of Ethics and the Senior Code of Ethics may be accessed on our website at https://investors.thearenagroup.net/corporate-governance/documents-and-charters. Information on or accessible through our website is not incorporated by reference in this Proxy Statement. We intend to disclose future amendments to our Code of Ethics and the Senior Code of Ethics, or any waivers of such codes, on our website or in public filings.

Related Party Transactions

When we are contemplating entering into any transaction in which any executive officer, director, director nominee, or any family member of the foregoing would have any direct or indirect interest, regardless of the amount involved, the terms of such transaction have to be presented to the Audit Committee (other than any interested director) for approval or disapproval. Our Audit Committee has not adopted a written policy for reviewing related party transactions but when presented with such transaction, the transaction is discussed by our Audit Committee and documented in its meeting minutes.

The Code of Ethics also requires our employees, officers, and directors to provide prompt and full disclosure of all potential conflicts of interest to the appropriate person. These conflicts of interest may be specific to the individual or may extend to his or her family members. Any officer who has a conflict of interest with respect to any matter is required to disclose the matter to our Compliance Director, or in the case of the CFO, to the Audit Committee. All other employees are required to make prompt and full disclosure of any conflict of interest to the Head of Internal Audit (who is our CFO, unless our Board designates some other person). Directors are required to disclose any conflict of interest to the Chairman of our Board and to refrain from voting on any matter(s) in which they have a conflict. Employees and officers are not permitted to participate in any matter in which he or she has a conflict of interest unless authorized by an appropriate Company official and under circumstances that are designed to protect the interests of the Company and its stockholders and to avoid any appearance of impropriety. In addition, directors and executive officers are required to disclose, in an annual questionnaire, any current or proposed conflict of interests (including related party transactions).

Except as disclosed below, since January 1, 2022, there were no current or proposed transaction or series of similar transactions in which (i) the amounts involved exceeded or will exceed $120,000 and (ii) any of our directors, nominees for director, executive officers, or beneficial holders of more than 5% of any class of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

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Financings

We have an outstanding obligation with Renew Group Private Limited, an affiliated entity of Simplify Inventions, LLC, our largest stockholder, where Renew purchased the all the outstanding debt held by BRF Finance Co., LLC (“BRF”) an affiliated entity of B. Riley Financial, Inc. (“B. Riley”), who now holds the debt in its capacity as agent for the purchasers and as purchaser, pursuant to the third amended and restated note purchase agreement entered into on December 15, 2022 (the “Note Purchase Agreement”), as amended by the first amendment to the Note Purchase Agreement on August 14, 2023 (the “First Amendment”) with an effective date of August 31, 2023, as further amended by the second amendment to the Note Purchase Agreement on December 1, 2023 (the “Second Amendment”), as further amended by the third amended and restated note purchase agreement on July 12, 2024 (the “Third Amendment”). The Note Purchase Agreement contains provisions related to the 2023 Notes, Senior Secured Notes, Delayed Draw Term Notes and 2022 Bridge Notes, all as further described in Notes 18 and 19 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023, and collectively referred to as the “Notes” and subsequent quarterly reports on Form 10-Q. Under the terms of the Note Purchase Agreement, First Amendment, Second Amendment and Third Amendment, in the event there is a mandatory prepayment requirement, the principal payment of the Notes will be applied to: (1) the 2023 Notes until paid in full; (2) then to the 2022 Bridge Notes until paid in full; (3) then to the Delayed Draw Terms Notes until paid in full; and (4) then to the Senior Secured Notes. All borrowings under the Notes are collateralized by substantially all of our assets secured by liens and guaranteed by our subsidiaries. The Notes provide for a default interest rate equal to 10.0%, along with other provision for acceleration of the Notes under certain conditions. The Notes provide for certain affirmative covenants, including certain financial reporting obligations.

On August 19, 2024, the Company entered into an amended and restated promissory note (the “Amended Promissory Note”), in connection with the amendment to the March 13, 2024 working capital loan agreement with Simplify (the “Simplify Loan”), pursuant to which the Company has available up to $50,000 (originally $25,000) at ten percent (10.0%) interest rate per annum (the “Applicable Interest Rate”), payable monthly in arrears with a maturity on December 1, 2026 (originally March 13, 2026). The Simplify Loan is secured by certain assets of the Company and its subsidiaries, which are also guarantors of the obligations. In connection with the Amended Promissory Note, on August 19, 2024, the Company and Simplify also entered into a common stock purchase agreement (the “Common Stock Purchase Agreement”), whereby $15,000 of outstanding indebtedness under the Simplify Loan was exchanged shares of the Company’s common stock. In the event of a default, including but not limited to the failure to pay any amounts when due, the interest will accrue at the Applicable Interest Rate plus five percent (5.0%) and the Simplify Loan will be payable upon demand by Simplify. As of September 30, 2024, the balance outstanding on the Simplify Loan was $1,100.

On November 30, 2023, Simplify entered into a stock purchase and assignment agreement (the “Stock Purchase Agreement”), pursuant to which it purchased an aggregate of 10,512,236 shares of our common stock for aggregate consideration of $30,485 on December 1, 2023 from B. Riley and other affiliated entities of B. Riley and certain other sellers (collectively the “Sellers”), resulting in Simplify becoming a principal stockholder and the Sellers no longer owning any of our common stock.

On November 30, 2023, Renew, and BRF, an affiliate of the Sellers, entered into a securities purchase and assignment agreement (the “Debt Purchase Agreement”), pursuant to which BRF sold and assigned to Renew all of BRF’s rights, duties, liabilities and obligations pursuant to the Note Purchase Agreement, as amended, and the Notes purchased thereunder and the collateral securing such Notes on December 1, 2023, resulting in BRF no longer holding any of our debt securities. The aggregate principal balance under the Notes was $110,691 at the time of purchase by Renew.

For the years ended December 31, 2023, we paid in cash interest of $9,068 on the Notes due to BRF.

For the year ended December 31, 2023, we incurred interest of $2,797 for the period from October 1, 2023 to December 31, 2023 on the Notes held by Renew, where we defaulted on the payment of $2,797 interest due on December 29, 2023.

On March 31, 2023, in connection with the registered direct offering, we entered into common stock purchase agreements for 1,009,021 shares of our common stock for a total of $3,915 in gross proceeds with B. Riley at a price per share of $3.88 per share.

On August 10, 2023, the Series H Preferred Stock automatically converted into shares of our common stock at the conversion price of $7.26 per share, of which 134,550 shares were issued to B. Riley.

On August 31, 2023, September 29, 2023 and November 27, 2023, in connection with the 2023 Notes, BRF issued $5,000, $1,000 and $2,000, respectively, in aggregate principal amount under the 2023 Notes, where we incurred fees of $357.

Registered Direct Offering

On March 31, 2023, in connection with a registered direct offering, we entered into common stock purchase agreements for 317,518 shares of our common stock for a total of $1,232 in gross proceeds with certain directors and affiliates, at a price of $3.88 per share, as follows: (i) 64,000 shares for $248 to H. Hunt Allred, a director, through certain trusts (32,000 shares are directly beneficially owned by the Allred 2002 Trust - HHA and 32,000 shares are directly beneficially owned by the by Allred 2002Trust - NLA); (ii) 195,529 shares for $759 to 180 Degree Capital Corp.; (iii) 25,773 shares for $100 to Daniel Shribman, a former director; (iv) 25,773 shares for $100 to Ross Levinsohn, a former director and executive officer; and (v) 6,443 shares for $25 to Paul Edmonson, an executive officer.

Board Leadership Structure and Role in Risk Oversight

Board Leadership Structure

We currently separate the roles of Chief Executive Officer and Chairman because we believe this arrangement is appropriate for the interests of the Company. Our Board does not have a policy regarding the separation of the roles of Chairman and Chief Executive Officer, as the Board believes it is in our stockholders’ best interests that we make this determination based on an assessment of the current condition of our Company and composition of the Board. Our Board believes that having these roles separated is in the best interests of our stockholders at this time to help ensure board continuity and oversight. As noted in Proposal One, we do not plan for our Chief Executive Officer to be a member of the board after the Annual Meeting

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Role of our Board in Risk Oversight

Our Board is responsible for the oversight of our operational risk management process. Our Board has delegated authority for addressing certain risks, and accessing the steps management has taken to monitor, control, and report such risks, to our Audit Committee. Such risks include risks relating to execution of our growth strategy, the effects of the global economy and general financial condition and outlook on our business, and costs of reliance on external advisors. The Audit Committee then reports such risks as appropriate to our Board. Our Board initiates discussions with appropriate members of our senior management if, after discussion of such risks, our Board determines that such risks raise questions or concerns about the status of operational risks then facing us.

Our Board relies on our Compensation Committee to address significant risk exposures we face with respect to compensation, including risks relating to retention of key employees, management succession, and benefit costs, and, when appropriate, reports these risks to the full Board.

Cybersecurity Risk Oversight

Securing the information of our users, customers, employees, partners, and other third parties is important to us. We have adopted physical, technological, and administrative controls on data security, and have a defined procedure for data incident detection, containment, response, and remediation. While everyone at the Company plays a part in managing these risks, oversight responsibility is shared by our Board, our Audit Committee, and management.

The Audit Committee of the Board of Directors oversees management’s processes for identifying and mitigating risks, including cybersecurity risks. Our VP of Information Security regularly briefs senior leadership on our cybersecurity and information security posture including on the prevention, detection, mitigation, and remediation of cybersecurity incidents, and senior leadership will then brief the Audit Committee. We also maintain information security risk insurance coverage.

Oversight of Corporate Strategy

Our Board actively oversees management’s establishment and execution of corporate strategy, including major business and organizational initiatives, annual budget and long-term strategic plans, capital allocation priorities, potential corporate development opportunities, and risk management. At its regularly scheduled meetings and throughout the year, our Board receives information and formal updates from our management and actively engages with the senior leadership team with respect to our corporate strategy. Our Board’s diverse skill set and experience enhances their ability to support management in the execution and evaluation of our corporate strategy.

Stockholder Communications with our Board

Stockholders and other parties interested in communicating directly with our Board, a committee of our Board, or any individual director, may do so by sending a written communication to the attention of the intended recipient(s) in care of the Corporate Secretary, The Arena Group Holdings, Inc., at the address for our principal offices set forth in our then-most recent filing with the SEC. All stockholder communications we receive that are addressed to our Board will be reviewed and compiled by our Corporate Secretary and provided to the members of our Board, as appropriate and in accordance with our internal policies. If the correspondence is not addressed to a particular director, such correspondence will be forwarded, depending on the subject matter, to the Chair of the Audit Committee, Compensation Committee, or Nominations Committee. Sales materials, abusive, threatening, or otherwise inappropriate materials and items unrelated to the duties and responsibilities of our Board will not be provided to our directors.

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SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Common Stock

The following table sets forth information regarding beneficial ownership of our Common Stock by: (i) each person who is known by us to beneficially own more than 5% of our Common Stock; (ii) our directors and our named executive officers; and (iii) all of our directors and executive officers as a group.

Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Five Percent Stockholders:
Simplify Inventions, LLC(3)	33,865,608	71.37%
James C. Heckman(4)	2,757,199	5.81%
Directors and Named Executive Officers:
Sara Silverstein(5)	76,167	**
Geoffrey Wait	-	-
Ross Levinsohn(6)	288,873	** %
Manoj Bhargava(3)	33,865,608
Grady Tripp(7)	6,635	**
Avi Zimak(8)	220,768	**
Henry Robertson Barrett	-	-
H. Hunt Allred(9)	280,370	**
Laura Lee(10)	52,414	**
Christopher Petzel(11)	46,644	**
Carlo Zola(12)	51,211	**
Cavitt Randall(13)	183,049	**
Christopher Fowler(14)	49,619	**
Kathryn Kulik (15)	70,000	-
Directors and Executive Officers, as a group (14 persons)	35,191,358	74.2%

*	the address for each person listed above is 200 Vesey Street, 24th Floor, New York, New York, 10281, unless otherwise indicated.

**	Less than 1.00%.

1.	Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated, subject to community property laws, where applicable. Includes any securities that such person has the right to acquire within sixty (60) days of October 18, 2024, pursuant to options, warrants, conversion privileges, or other rights.

2.	Percentage calculated in accordance with Rule 13(d)-3(d)(1)(i) promulgated under the Exchange Act and based on 47,448,047 shares of our common stock issued and outstanding as of October 18, 2024.

3.	Shares of our common stock beneficially owned consist of 33,865,608 shares held by Simplify Inventions, LLC; Manoj Bhargava is the control person for Simplify Inventions, LLC. Mr. Bhargava is deemed to be beneficially own all of the shares of Simply Inventions, LLC. address for this stockholder is 38955 Hills Tech Drive, Farmington Hills, MI 48331.

4.	Shares of our common stock beneficially owned consist of 2,757,199 shares held in book entry form by the below referenced persons that, according to a Schedule 13D filed on January 25, 2024, formed a voting group with respect to Company securities beneficially owned by such persons: Warlock Partners, LLC, The Roundtable LLC, Series 1111, Brock Pierce, Mark Strome and James Heckman. Mr. Heckman is the CEO of Roundtable Media. The Roundtable LLC, Series 1111 is the manager of Warlock Partners, LLC. Includes shares underlying currently exercisable stock options received by Mr. Heckman when he served as our Chief Executive Officer. The address for this investor is c/o Roundtable Media, 4300 University Way NE, Suite C, Seattle, WA 98105.

5.	Consists of the following securities directly beneficially owned by Ms. Silverstein: (i) 59,879 shares of our Common Stock; and (ii) 16,288 shares of our common stock issuable upon the exercise of options or the settlement of restricted stock units which may be acquired within 60 days following October 18, 2024.

6.	The securities reported in this row consist of 288,873 shares of our common stock directly beneficially owned by Mr. Levinsohn, according to the Company’s transfer agent records.

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7.	Consists of the following securities directly beneficially owned by Mr. Tripp: (i) 6,635 shares of our Common Stock.

8.	Consists of the following securities directly beneficially owned by Mr. Zimak: (i) 38,604 shares of our Common Stock; and (ii) 182,164 shares of our common stock issuable upon the exercise of options which are vested as of October 18, 2024.

9.	Consists of the following securities: (i) 58,030 shares of our common stock directly beneficially owned by Mr. Allred; (ii) 6,731 shares of our common stock issuable upon the settlement of restricted stock units which may be acquired by Mr. Allred within 60 days following October 18, 2024; (iii) 75,479 shares of our common stock directly beneficially owned by the Allred 2002 Trust - HHA (the “HHA Trust”); (iv) 75,479 shares of our common stock directly beneficially owned by the Allred 2002 Trust - NLA (the “NLA Trust”); and (v) 64,651 shares of our common stock directly beneficially owned by Redcap Investment, LP (“RedCap” and, together with the HHA Trust and the NLA Trust, the “Investment Entities”). The trustee of the HHA Trust and the NLA Trust is Mr. Allred’s spouse, and Mr. Allred and his sister, respectively, are beneficiaries of the HHA Trust and the NLA Trust. The general partner of RedCap is Redcap Investments Management, LLC, of which Mr. Allred serves as President. Mr. Allred may be deemed to exercise voting and investment discretion with respect to shares of our common stock owned by the Investment Entities. Additionally, of the aforementioned securities, 1,138 shares of our common stock may under certain circumstances be pledged as security pursuant to an account agreement that Mr. Allred has entered into in connection with his brokerage trading account.

10.	Consists of the following securities directly beneficially owned by Ms. Lee: (i) 45,683 shares of our common stock; and (ii) 6,731 shares of our common stock issuable upon the exercise of options or the settlement of restricted stock units which may be acquired within 60 days following October 18, 2024.

11.	Consists of the following securities directly beneficially owned by Mr. Petzel: (i) 39,913 shares of our common stock; and (ii) 6,731 shares of our common stock issuable upon the exercise of options or the settlement of restricted stock units which may be acquired within 60 days following October 18, 2024.

12.	Consists of the following securities directly beneficially owned by Mr. Zola: (i) 44,480 shares of our common stock; and (ii) 6,731 shares of our common stock issuable upon the exercise of options or the settlement of restricted stock units which may be acquired within 60 days following October 18, 2024.

13.	Consists of the following securities directly beneficially owned by Mr. Randall: (i) 178,811 shares of our common stock; and (ii) 4,238 shares of our common stock issuable upon the exercise of options or the settlement of restricted stock units which may be acquired within 60 days following October 18, 2024.

14.	Consists of the following securities directly beneficially owned by Mr. Fowler: (i) 45,381 shares of our common stock; and (ii) 4,238 shares of our common stock issuable upon the exercise of options or the settlement of restricted stock units which may be acquired within 60 days following October 18, 2024.

15.	Consists of the following securities directly beneficially owned by Ms. Kulik: (i) 70,000 shares of our common stock.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers, directors, and persons who own more than ten percent of a class of our equity securities registered pursuant to Section 12 of the Exchange Act to file with the SEC certain reports concerning beneficial ownership, and changes thereto. Officers, directors, and ten-percent stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of copies of the reports furnished to us and written representations from persons concerning the necessity to file these reports, we believe that all reports required to be filed pursuant to Section 16(a) of the Exchange Act during fiscal year 2023 were filed with the SEC on a timely basis, except for the following:

Allred	Due to inadvertent error, an RSU grant issued on January 1, 2023 was reported late on a Form 4 filed on March 31, 2023
Levinsohn	Due to inadvertent error, the withholding of shares for tax withholding on March 6, 2023 was reported late on a Form 4 filed on March 31, 2023
Zola	Due to inadvertent error, an RSU grant issued on January 1, 2023 was reported late on a Form 4 filed on April 10, 2023
Petzel	Due to inadvertent error, an RSU grant issued on January 1, 2023 was reported late on a Form 4 filed on April 10, 2023
Lee	Due to inadvertent error, an RSU grant issued on January 1, 2023 was reported late on a Form 4 filed on April 10, 2023.
Barrett	Due to inadvertent error, the withholding of shares for tax withholding on March 6, 2023 was reported late on a Form 4 filed on April 28, 2023.
Kraft	Due to inadvertent error, the withholding of shares for tax withholding on March 6, 2023 was reported late on a Form 4 filed on November 6, 2023.
Kulik	Due to administrative issues, a Form 3 was not filed for Ms. Kulik upon his start date or prior to her departure from Company, and a Form 4 was not filed to report an option granted on November 23, 2023.
Tripp	Due to administrative issues, a Form 3 was not filed for Mr. Tripp upon his start date or prior to his departure from Company, and a Form 4 was not filed to report an option granted on January 1, 2023.

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EXECUTIVE COMPENSATION

Named Executive Officers

For fiscal year 2023, our “named executive officers” were as follows:

●	Ross Levinsohn, Former Chief Executive Officer and Chairman

●	Manoj Bhargava, Former Interim Chief Executive Officer

●	Grady D. Tripp, Former Senior Vice President and Chief People Officer

●	Kathryn Kulik, Former Chief Revenue Officer

●	Avi Zimak, Former Chief Revenue and Strategy Officer

●	Henry Robertson Barrett, Former President, Media

Compensation Philosophy and Objectives

Our compensation policy is designed to attract and retain qualified key executive officers critical to our achievement of our growth and long-term success. To attract, retain, and motivate the executive officers to accomplish our business strategy, the Compensation Committee of our Board of Directors establishes our executive compensation policies and oversees our executive compensation practices. We provide what we believe is a competitive total compensation package to our management team through a combination of base salary, bonuses and equity awards.

Elements of our Executive Compensation and Benefits Programs

Base Salary

The Compensation Committee considers what salaries must be paid in order to attract and retain high-quality executive officers. We annually review our executive officers’ base salaries and make adjustments only when necessary based on individual and Company performance. We provide a minimum, fixed level of cash compensation to reflect the level of accountability of talented executive officers who can continue to improve our overall performance. In addition, salary is based on experience, industry knowledge, duties and scope of responsibility, as well as the competitive market for talent.

Annual Bonus Opportunity

Our named executive officers are eligible for annual cash-based bonus payments that are based on the achievement of certain individual and Company performance metrics. We use the annual performance bonus opportunity to motivate our named executive officers to achieve our business goals. The annual performance bonus opportunity provides payments if our named executive officers produce short-term results that meet or exceed certain pre-established annual financial targets or individual performance goals in effect as determined from time to time by us and approved by the Compensation Committee.

Incentive Compensation

Equity awards under the 2022 Stock and Equity Compensation Plan (the “2022 Plan”) are a vital piece of our total compensation package. Equity awards are intended to compensate named executive officers for sustained long-term performance, align the interests of our named executive officers and stockholders, and encourage retention through multi-year vesting schedules. Equity incentive awards may take a variety of forms. Levels, mix, and frequency of awards are determined by the Compensation Committee, and are designed to reflect each recipient’s level of responsibility and performance.

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Retirement Benefits

We offer a qualified 401(k) defined contribution plan. All of our employees are eligible to participate in this plan, including our named executive officers, subject to limitations imposed by the Internal Revenue Code of 1986, as amended. We currently match 100% of contributions made by participants in the 401(k) up to 4% of eligible annual compensation.

Other Compensation

In 2022 and 2023, we provided our employees, including each of our named executive officers, with health insurance coverage.

Hedging Policy and Pledging of Securities

Pursuant to our Insider Trading Policy, our employees, officers, and directors cannot engage in hedging transactions related to our securities. Employees, officers, and directors are also prohibited from holding our securities in a margin account or otherwise pledging our securities as collateral for a loan.

Summary Compensation Table

The following table sets forth information concerning compensation awarded to, earned by, or paid to each of our named executive officers for all services rendered in all capacities during 2022 and 2023:

(a) Name and Principal Position	(b) Year	(c) Salary	(e) Stock Awards(1)	(f) Option Awards (1)(2)	(g) Non-Equity Incentive Plan Compensation	(f) All Other Compensation	(i) Total Compensation
Ross Levinsohn(3)(4)	2023	$742,708	$-	$-	$-	$-	$742,708
Former Chief Executive Officer and Chairman	2022	550,000	801,640	759,018	1,750,000	-	3,860,658
Manoj Bhargava (5)	2023	-	-	-	-	-	-
President and Former Interim Chief Executive Officer
Grady D Tripp (6)	2023	300,000	212,200	105,762	-	-	617,962
Former Senior Vice President and Chief People Officer
Kathryn Kulik (7)	2023	106,250	282,800	82,959	-	-	472,009
Former Chief Revenue Officer
Avi Zimak(8)(9)(10)	2023	225,000	-	284,254		206,250	715,504
Former Chief Revenue Officer	2022	450,000	320,700	411,814	566,794	-	1,749,308
Henry Robertson Barrett(11)(12)	2023	338,125	-	-	-	278,820	616,945
Former President, Media	2022	420,000	320,700	253,233	472,351	-	1,466,284

(1)	The fair value of stock awards and option awards granted during the years ended December 31, 2023 and 2022 was calculated in accordance with ASC 718. Refer to our consolidated financial statements for the year ended December 31, 2023 in Note 22, Stock-Based Compensation, filed as part of our Annual Report on Form 10-K for the year ended December 31, 2023 (the “Annual Report”) for valuation assumptions.

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(2)	Effective March 18, 2022, the Board approved a decrease of the exercise price, to $8.82 per share, for certain stock options previously issued to the Company’s executives. Pursuant to the action taken by the Board on March 18, 2022, all other terms of those options remained the same, including, but not limited to, the vesting schedules and expiration dates. Mr. Levinsohn held an aggregate 405,561 options that were repriced effective March 18, 2022, which had a weighted average exercise price prior to the decrease of $15.22 per share. Mr. Zimak held an aggregate 152,164 options that were repriced effective March 18, 2022, which had a weighted average exercise price prior to the decrease of $17.08 per share. Mr. Barrett held one award for 58,182 options that was repriced effective March 18, 2022, which had an exercise price prior to the decrease of $17.38 per share. The amounts shown under the “Option Awards” and “Total Compensation” columns for 2022 include the incremental amounts by which the fair value of the modified options exceeded the fair value of the original options as of the date of such modification, which amounts were as follows: (i) for Mr. Levinsohn: $529,278; (ii) for Mr. Zimak: $258,654; and (iii) for Mr. Barrett: $100,073.

(3)	Our Board of Directors terminated the employment of Mr. Levinsohn on December 11, 2023.

(4)	On November 22, 2022, the Board approved the modification of the vesting schedule to a performance-based equity award previously granted to Mr. Levinsohn, consisting of 232,815 restricted stock units (“Mr. Levinsohn’s RSU Award”). Pursuant to that modification, the market trading volume condition was removed as a vesting trigger and Mr. Levinsohn’s RSU Award remained subject only to the remaining performance criteria for each tranche, which relate to the achievement of stock price targets, based on a 45-day volume weighted average price, for the Company’s common stock. In the table above, the amounts in the “Stock Awards” and “Total Compensation” columns for Mr. Levinsohn for 2022 include the incremental amount by which the fair value of Mr. Levinsohn’s RSU Award exceeded its original fair value on the modification date.

(5)	Mr. Bhargava served as our Interim Chief Executive Officer from December 11, 2023 until January 4, 2024 and as Co-President from February 16, 2024 through April 26, 2024. He currently serves as President.

(6)	Mr. Tripp was appointed as our Senior Vice President and Chief People Officer in August 2023, is no longer providing services to us and is no longer an executive officer as of March 13, 2024, but he continued to be paid as an employee through June 11, 2024.

(7)	Ms. Kulik was appointed as our Chief Revenue Officer in November 2023 and ceased her employment on April 22, 2024.

(8)	Mr. Zimak stepped down as our Chief Revenue Officer effective June 30, 2023.

(9)	“All Other Compensation” consists of $206,250 that Mr. Zimak received pursuant to a Separation Agreement and General Release that was entered into in June 2023.

(10)	On June 30, 2023, the Company modified certain equity awards upon the resignation of Mr. Zimak pursuant to which unvested restricted stock units for 42,635 shares of the Company’s common stock vested, and unvested options for 29,701 shares of the Company’s common stock vested with the exercise period extended for the 10-year contractual term of the options from the grant date of the award. In connection with the termination, the unamortized costs of the awards of $773 was recognized at the termination date and $284 of incremental cost was recognized as a result of the option award modification upon termination of the senior executive.

(11)	Mr. Barrett’s employment as our President, Media was terminated on December 5, 2023.

(12)	“All Other Compensation” consists of $2,458 of retro payment and $276,361 of special bonus.

(13)	Ms. Silverstein and Mr. Wait do not appear in the table, as they were not named executive officers during the periods shown.

Named Executive Officer Employment Agreements

We do not include a summary of the employment agreements for Messrs. Levinsohn, Zimak, Barrett, Tripp or Ms. Kulik as none of those individuals are still employed by us.

Mr. Bhargava does not have an employment agreement with us and receives no compensation for his services as President.

Ms. Silverstein, though not a Named Executive Officer in 2023, entered into an executive employment agreement with the Company upon her appointment as CEO on April 19, 2024. The employment agreement is terminable at will by either the Company or Ms. Silverstein. The employment agreement provides that Ms. Silverstein will be paid an annual base salary of $400,000, subject to annual review by the Board. Ms. Silverstein is also eligible to earn an annual bonus based on the discretion of the Company’s board of directors (the “Board”). She is eligible to participate in Company incentive plans and also entitled to the same employment benefits available to the Company’s other employees, as well as to the reimbursement of business expenses during her term of employment. The employment agreement provides for various termination events, including termination without cause or for good reason (both as defined in the employment agreement), pursuant to which Ms. Silverstein would be entitled to certain COBRA reimbursement and incentive equity vesting acceleration. Ms. Silverstein is also subject to restrictive covenants with respect to the solicitation of employees, solicitation of customers, use of trade secrets, and competition with us for a period of up to one year after termination of the employment agreement.

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Mr. Wait, though not a Named Executive Officer in 2023, entered into an executive employment agreement with the Company upon his appointment as CFO on August 6, 2024. The employment agreement is terminable at will by either the Company or Mr. Wait. The employment agreement provides that Mr. Wait will be paid an annual base salary of $200,000, subject to annual review by the Company’s board of directors (the “Board”). Mr. Wait is also eligible to earn an annual bonus based on the discretion of the Board. He is eligible to participate in the Company’s incentive plans and also entitled to the same employment benefits available to the Company’s employees, as well as to the reimbursement of business expenses during his term of employment. The employment agreement provides for various termination events, including termination without cause or for good reason (both as defined in the agreement), pursuant to which Mr. Wait would be entitled to certain COBRA reimbursement. Mr. Wait is also subject to restrictive covenants with respect to the solicitation of employees, solicitation of customers, use of trade secrets, and competition with the Company for a period of up to one year after termination of the employment agreement.

Potential Payments Upon Termination or Change-of-Control

We do not include a summary of potential payments upon termination or a change of control for Messrs. Levinsohn or Barrett, as none of those individuals were employed by us as of December 31, 2023 and did not receive any payments in connection with their terminations other than for accrued salary and expenses. The employment of Ms. Kulik and Mr. Tripp ceased after December 31, 2023 but prior to this filing. Mr. Bhargava is not entitled to any payments upon termination or a change of control.

Upon his separation from the Company in June 2023, Mr. Zimak received severance payments of $206,250, as reflected in the Summary Compensation Table.

Pursuant to her employment agreement, upon a separation from the Company without cause, Ms. Kulik would have been entitled to up to 12 months salary, a prorated quarterly bonus, and vesting of all outstanding stock awards.

Outstanding Equity Awards at Fiscal Year-End

The following tables provide information concerning options to purchase shares of our Common Stock and stock awards held by the named executive officers on December 31, 2023.

(a) Name	(b) Number of Securities Underlying Unexercised Options (exercisable)	(c) Number of Securities Underlying Unexercised Options (unexercisable)		(d) Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	(e) Option exercise price ($)(1)	(f) Option expiration date
Ross Levinsohn	24,182	-	(2)	-	8.82	4/10/2029
Ross Levinsohn	90,910	-	(2)	-	8.82	6/11/2029
Ross Levinsohn	90,910	-	(2)	-	8.82	9/16/2029
Ross Levinsohn	99,779	-	(2)	-	8.82	2/18/2031
Ross Levinsohn	22,499	-	(2)	-	10.69	6/6/2032
Avi Zimak	51,137	-	(2)	-	8.82	12/2/2029
Avi Zimak	51,137	-	(2)	-	8.82	12/2/2029
Avi Zimak	49,890	-	(3)	-	8.82	2/18/2031
Avi Zimak	30,000	-	(3)	-	10.69	6/6/2032
Henry Robertson Barrett	53,333	-	(2)	-	8.82	2/18/2031
Henry Robertson Barrett	14,166	-	(2)	-	10.69	6/6/2032
Grady D. Tripp	-	20,000	(4)	-	10.61	1/1/2033
Kathryn Kulik	-	40,000	(5)	-	4.04	11/2/2033

(1)	As discussed above under the Summary Compensation Table, effective March 18, 2022, the Board approved a decrease of the exercise price, to $8.82 per share, for certain stock options previously issued to the Company’s executives. The Outstanding Equity Awards at Fiscal Year End Table reflects the modified option exercise price for those modified options held by our named executive officers which remained outstanding as of December 31, 2023.

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(2)	As of December 31, 2023, the options are fully vested.
(3)	The options were subject to accelerated vesting in the event the executive’s employment is terminated by us without “cause” and the exercise period extended to the full 10-year term.
(4)	The options vested as to one-third of the total award on January 1, 2024, with the balance vesting thereafter in ratable monthly installments over the next 24 months, subject to Mr. Tripp’s continued service with our Company. These awards were forfeited in connection with Mr. Tripp’s separation from the Company.
(5)	The options vest as to one-third of the total award on November 2, 2024, with the balance vesting thereafter in ratable monthly installments over the next 24 months, subject to Ms. Kulik’s continued service with our Company. These awards were forfeited in connection with Ms. Kulik’s separation from the Company.

(a) Name	(g) Number of shares or units of stock that have not vested (#)	(h) Market value of shares or units of stock that have not vested ($)		(i) Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	(j) Equity incentive plan awards: Market or payout value of unearned shares, units or other units or other rights that have not vested ($)
Grady D. Tripp	20,000	47,600	(6)	-	-
Kathryn Kulik	70,000	166,600	(7)	-	-

(6)	Mr. Tripp was granted a restricted stock unit award consisting of 20,000 restricted stock units on January 1, 2023. One-third of the shares of our common stock underlying the restricted stock units vested on January 1, 2024, and the balance vested or vests thereafter ratably in monthly installments over the next 24 months, subject to Mr. Tripp’s continued service with our Company.
(7)	Ms. Kulik was granted a restricted stock unit award consisting of 70,000 restricted stock units on November 2, 2023. One-third of the shares of our common stock underlying the restricted stock units will vest on November 2, 2024, and the balance vested or vests thereafter ratably in monthly installments over the next 24 months, subject to Ms. Kulik continued service with our Company.

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DIRECTOR COMPENSATION

Director Compensation

The following table provides information for the year ended December 31, 2023 regarding all compensation awarded to, earned by, or paid to each person who served as a director for some portion or all of 2023, other than Mr. Levinsohn, our Chief Executive Officer and Chairman. Mr. Levinsohn is not included in the table below, as he was an employee and received no additional compensation for his service as a director during 2023. The compensation received by Mr. Levinsohn as an employee is shown in the “Executive Compensation-2023 Summary Compensation Table” above.

(a) Name of Director	(b) Fees Earned or Paid in Cash(1)	(c) Stock Awards(2)	(h) Total
H. Hunt Allred(3)	$87,750	$47,257	$135,007
Laura Lee(3)	87,750	47,257	135,007
Christopher Petzel(4)	55,250	29,750	85,000
Daniel Shribman(4), (6)	55,250	29,750	85,000
Todd D. Sims(3), (6)	87,750	47,257	135,007
Carlo Zola(4)	55,250	29,750	85,000
Cavitt Randall(5)	4,607	-	4,607
Christopher Fowler(5)	4,607	-	4,607

(1)	Fees Earned or Paid in Cash set forth in column (b) includes all meeting and retainer fees paid quarterly in cash.
(2)	Restricted stock awards were issued pursuant to the 2022 Plan and our Director Compensation Policy. Each of these restricted stock awards were fully vested as of December 31, 2023. The table reflects the fair value of the stock awards calculated in accordance with FASB ASC 718. Refer to our consolidated financial statements for the year ended December 31, 2023 in Note 22, Stock-Based Compensation, filed as part of our Annual Report.
(3)	As of December 31, 2023, the aggregate number of shares of our common stock underlying the stock awards in column (c), corresponding to equity awards granted to each of Allred, Lee and Sims was 4,454 shares.
(4)	As of December 31, 2023, the aggregate number of shares of our common stock underlying the stock awards in column (c), corresponding to equity awards granted to each of Petzel, Shribman and Zola was 2,804 shares.
(5)	Appointed to the Board on December 1, 2023.
(6)	Resigned from the Board prior to December 31, 2023.

Director Compensation Policies

Our current Director Compensation Policy for our non-employee directors provides that the non-employee directors will be granted annually a restricted stock award of a number of shares of our common stock equal in value to $29,750, vesting monthly in 12 equal installments, and annual cash compensation to each non-employee director of $55,250, payable in four equal quarterly installments at each quarter end. The Director Compensation Policy also provides that any non-employee director who serves as the chairperson of one or more committees of our Board will be granted annually an additional restricted stock award of a number of shares of our common stock equal in value to $17,500, vesting monthly, and additional annual cash compensation of $32,500, payable in four equal quarterly installments at each quarter end.

Risks from Compensation Policies and Practices

The Compensation Committee reviews our compensation policies and practices to determine areas of potential risks and the actions we have taken, or should take, to mitigate any such identified risks. Based on the Compensation Committee’s review of our compensation policies and practices, we do not believe that any risks relating to our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on our business.

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EQUITY COMPENSATION PLAN INFORMATION

Equity Compensation Plan Information

A summary of our securities authorized for issuance under equity compensation plans as of December 31, 2023 is as follows:

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	5,331,781	$9.59	701,251
Equity compensation plans not approved by security holders	1,129,527	11.17	114,110
Total	6,461,308	$9.86	815,361

Plans Adopted by Stockholders

2016 Stock Incentive Plan

In December 2016 our Board approved the 2016 Stock Incentive Plan (the “2016 Plan”) which was subsequently approved by our stockholders. The purpose of the 2016 Plan is to retain the services of our directors, employees, and consultants, align the interests of these individuals with the interests of our stockholders, and to serve as an aid and inducement in the hiring of new employees through awards of stock options, restricted stock awards, unrestricted stock awards, and performance stock awards (collectively, “2016 Plan Awards”). Under the terms of the 2016 Plan, 2016 Plan Awards to purchase up to 454,545 shares of our Common Stock may be granted to eligible participants. As of March 31, 2023, no shares of our Common Stock remain available for issuance pursuant to the 2016 Plan. The 2016 Plan will terminate on December 19, 2026, unless previously terminated by our Board. The 2016 Plan is administered by our Board, or any committee of directors designated by our Board and their respective delegates, as described in the 2016 Plan.

2019 Stock Incentive Plan

In April 2019 our Board approved the 2019 Stock Incentive Plan (the “2019 Plan”) which was subsequently approved by our stockholders. The purpose of the 2019 Plan is to retain the services of our directors, employees, and consultants and align the interests of these individuals with the interests of our stockholders through awards of stock options, restricted stock awards, unrestricted stock awards, and stock appreciation rights (collectively, “2019 Plan Awards”). Under the terms of the 2019 Plan, 2019 Plan Awards to purchase up to 8,409,090 shares of our Common Stock may be granted to eligible participants. As of March 31, 2023, no shares of our Common Stock remain available for issuance pursuant to the 2019 Plan. The 2019 Plan will terminate on April 4, 2029, unless previously terminated by our Board. The 2019 Plan is administered by our Board, or any committee of directors designated by our Board and their respective delegates, as described in the 2019 Plan.

2022 Plan

In April 2022 our Board adopted the 2022 Plan which was subsequently approved by our stockholders. The purpose of the 2022 Plan is to foster the growth and success of the Company by providing a means to attract, motivate and retain officers, directors, key employees, and consultants through awards of stock options, stock appreciation rights, restricted stock awards, unrestricted stock awards and restricted stock units (collectively, the “2022 Plan Awards”). Under the terms of the 2022 Plan, 2022 Plan Awards to purchase up to 1,800,000 shares of our Common Stock may be granted to eligible participants. As of March 31, 2023, 363,599 shares of our Common Stock remain available for issuance pursuant to the 2022 Plan. Shares subject to an award that have been canceled, expired, settled in cash, or not issued or forfeited for any reason will not reduce the aggregate number of shares that may be subject to or delivered under the 2022 Plan and will be available for future awards granted under the 2022 Plan. The 2022 Plan will continue unless terminated by our Board. The 2022 Plan is administered by our Board, or any committee of directors designated by our Board and their respective delegates, as described in the 2022 Plan.

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Plans Adopted Without Approval of Security Holders

Publisher Partner Warrant Program

On May 20, 2020, our Board approved the third Publisher Partner Warrant Program, which superseded the second Publisher Partner Warrant Program and authorized us to grant Publisher Partner Warrants to purchase up to 90,910 shares of our common stock. Such Publisher Partner Warrants granted under the third Publisher Partner Warrant Program were to be issued with the same terms as under the second Publisher Partner Warrant Program that was terminated on March 10, 2019, except that any Publisher Partner Warrants issued under the third Publisher Partner Warrant Program are no longer subject to performance conditions. Warrants issued under the second Publisher Partner Warrant Program were to be issued with the same terms as under the first Publisher Partner Program, except that the shares of our common stock underlying the Publisher Partner Warrants under the second Publisher Partner Warrant Program were to be earned and vest over three-years. Warrants issued prior to the third and second Publisher Partner Warrant Programs, or under the first Publisher Partner Warrant Program that was approved by our Board on December 19, 2016, were exercisable over a three-year vesting period once earned based on certain performance conditions within six-months issuance, on a cashless basis with a five-year term. The issuance of the Publisher Partner Warrants is administered by management and approved by our Board. We have not granted any Publisher Partner Warrants under any such program since fiscal 2018.

On November 2, 2022, our Board approved a plan (the “Warrant Incentive Program”) to grant warrants to certain publishers (the “New Publisher Partner Warrants”), that authorized us to grant New Publisher Partner Warrants to purchase up to 33,000 shares of our common stock. The New Publisher Partner Warrants granted under the Warrant Incentive Program will have the following terms: (i) one-third will become exercisable and vest on the one-year anniversary of the issuance; (ii) the remaining warrants will become exercisable and vest in a series of twenty-four (24) successive equal monthly installments following the first anniversary of the issuance; and (iii) the New Publisher Partner Warrants will have a five-year term. The issuance of the New Publisher Partner Warrants is administered by management and approved by the Board. As of December 31, 2023 there were outstanding New Publisher Partner Warrants to purchase a total of 9,800 shares.

Outside Options

During fiscal 2018, our Board approved the granting of options outside of the 2016 Plan (the “Outside Options”) to certain officers, directors, and employees to provide equity incentive in exchange for consideration in the form of services to us. The Outside Options are exercisable for shares of our common stock. The Outside Options either vest upon the passage of time or are tied to the achievement of certain performance targets. On January 8, 2021, our Board approved an amendment to the Outside Option award grants, which eliminated the performance targets, therefore, the awards continue to vest solely on the time vesting conditions. Our Board approved a repricing of our Outside Options for a certain employee on March 18, 2022 and our stockholders approved the repricing on June 2, 2022. We are no longer issuing Outside Options. As of December 31, 2023, there were outstanding Outside Options to acquire 120,187 shares of our common stock.

Warrants

On June 14, 2019, we issued 999,540 warrants to acquire our common stock to Authentic Brands Group (the “ABG Warrants”) in connection with a licensing agreement pursuant to which we were granted the exclusive right and license in the United States, Canada, Mexico, the United Kingdom, Republic of Ireland, Australia, and New Zealand to operate the Sports Illustrated print and digital media business under the Sports Illustrated brand (the “Licensing Agreement”). The warrants provided time-based vesting in equal monthly increments over a period of two years beginning on the one year anniversary of the date of issuance of the warrants (the “Time-Based Warrants”) and performance based vesting based on the achievement of certain performance goals for the licensed brands in calendar years 2020, 2021, 2022, or 2023 (the “Performance-Based Warrants”). The warrants also provide that (1) under certain circumstances we may require ABG to exercise all (and not less than all) of the warrants, in which case all of the warrants will be vested; (2) all of the warrants automatically vest upon certain terminations of the Licensing Agreement by ABG or upon a change of control of the Company; and (3) ABG has the right to participate, on a pro-rata basis (including vested and unvested warrants, exercised or unexercised), in any future equity issuance by us (subject to customary exceptions). As of December 31, 2023, 399,816 Time-Based Warrants are vested and 599,724 Performance-Based Warrants are not vested. On January 18, 2024, ABG terminated the Licensing Agreement and as a result all outstanding and unvested ABG Warrants became immediately vested and exercisable. The ABG Warrants expire ten years from their issue date.

On October 26, 2020, we issued 5,682 warrants to AllHipHop, LLC (the “AllHipHop Warrants”) to acquire our common stock in exchange for the surrender and termination of 6,819 previously issued Publisher Partner Warrants, with an exercise price of $14.30.

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Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following disclosure regarding executive compensation for our former chief executive officer (“CEO”), interim CEO and our other named executive officers (“Non-CEO NEOs”) and Company performance for the fiscal years listed below. For more information concerning our pay-for-performance philosophy and how we structure our executive compensation to drive and reward performance, see the section titled “Executive Compensation.” The information contained in this Pay Versus Performance section will not be incorporated into any of the Company’s filings under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates such information by reference therein.

Fiscal Year	Summary Compensation Table Total for Former CEO(1)	Summary Compensation Table Total for Interim CEO(1)	Compensation Actually Paid to Former CEO(2)	Compensation Actually Paid to Former CEO(2)	Average Summary Compensation Table Total for Non-CEO NEOs(1)	Average Compensation Actually Paid to Non-CEO NEOs(2)	Total Shareholder Return(4)	Net Income (Loss)(5)
2023	$742,708	$-	$504,634	$-	$605,605	$(520,850)	$18.03	$(55,582,000)
2022	$3,860,658	$-	$3,604,568	$-	$1,607,796	$1,401,026	$80.37	$(70,858,000)
2021	$10,733,857	$-	$7,663,426	$-	$3,803,592	$2,901,166	$106.67	$(89,940,000)

(1)	2023 CEOs are Mr. Levinsohn (former) and Mr. Bhargava (interim). 2022 and 2021 CEO was Mr. Levinsohn. The individuals comprising the Non-CEO NEOs for fiscal year 2023 consist of Grady Tripp, Kathryn Kulik, Avi Zimak, and Henry Robertson Barrett. The individuals comprising the Non-CEO NEOs for fiscal year 2022 consist of Avi Zimak and Henry Robertson Barrett. The individuals comprising the Non-CEO NEOs for fiscal year 2021 consist of Avi Zimak and Paul Edmondson.

(2)	The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to our CEO, while the dollar amounts reported in column (e) represent the average amount of “compensation actually paid” for the NEOs (excluding our CEO) for the applicable year. Compensation Actually Paid has been calculated based on the requirements and methodology set forth in applicable SEC rules (Item 402(v) of Regulation S-K). The details for the Compensation Actually Paid calculation for 2022 and 2021 are available in the prior year’s proxy statement. To calculate Compensation Actually Paid for 2023 the following amounts were deducted from and added to the total compensation number shown in the Summary Compensation Table.

Reconciliation of Summary Compensation Table Total to Compensation Actually Paid for 2023
Adjustments	Former PEO ($)	Interim PEO ($)	Average of Other NEOs ($)
Total Compensation from SCT	742,708	—	605,605
Adjustments for stock and option awards
Deduction Amounts Reported under the “Stock Awards” Column in the Summary Compensation Table	—	—	(495,000)
Deduction for Amounts Reported under the “Option Awards” Columns in the Summary Compensation Table	—	—	(472,975)
Increase for Fair Value of Awards Granted During Current Fiscal Year which Remain Unvested as of the End of Current Fiscal Year	—	—	252,350
Increase for Fair Value at Vesting of Option Awards and Stock Awards Granted During Current Fiscal Year That Vested During Current Fiscal Year	—	—
Change in Fair Value from Prior Fiscal Year End to Current Fiscal Year End of Option Awards and Stock Awards Granted Prior to Current Fiscal Year that were Outstanding and Unvested as of Current Fiscal Year End	—	—
Change in Fair Value from Prior Fiscal Year End to Vesting Date of Option Awards and Stock Awards Granted Prior to Current Fiscal Year But Which Vested During Current Fiscal Year	(238,075)	—	(695,084)
Deduction of Fair Value of Option Awards and Stock Awards Granted prior to Current Fiscal Year That Were Forfeited During the Current Fiscal Year	—	—
Increase Based upon Incremental Fair Value of Option Awards and Stock Awards Modified During Current Fiscal Year	—	—	284,254
Subtract fair value at end of prior year for awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during fiscal year 2023	—	—
Add dividends or other earnings paid on stock or option awards in 2023 prior to vesting if not otherwise included in total compensation for fiscal year 2023	—	—
Compensation Actually Paid (as calculated)	504,634	—	(520,850)

(3)	Total shareholder return (“TSR”) assumes an investment of $100 on December 31, 2020, the start of the measurement period, and the reinvestment of any dividends.

(4)	The dollar amounts reported represent the amount of net loss reflected in our audited financial statements for the applicable fiscal year as disclosed in our Annual Report.

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Analysis of the Information Presented in the Pay versus Performance Table

In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay versus Performance table. For further information concerning our pay-for-performance philosophy and how we structure our executive compensation to drive and reward performance, refer to “Executive Compensation.”

Chart Showing Graphical Relationship Between Former CEO and Non-CEO NEOs Compensation Actually Paid and TSR

CAP *
Compensation Actually Paid versus TSR
TSR **
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$(1,000)
$20.00
$10.00
$-
$(10.00)
$(20.00)
$(30.00)
$(40.00)
$(50.00)
$(60.00)
$(70.00)
$(80.00)
$(90.00)
2021
2022
2023
CEO Compensation Actually Paid
Average Non-CEO Compensation Actually Paid
TSR

*	“CAP” stands for “Compensation Actually Paid” and is presented in thousands. ** “TSR” stands for “or Total Shareholder Return.” Our Interim CEO had no compensation reported in the Summary Compensation Table in 2023 and thus, is not shown in the graph provided.

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Chart Showing Graphical Relationship Between Former CEO and Non-CEO NEOs Compensation Actually Paid and Net Income (Loss)

CAP *
Compensation Actually Paid versus TSR
TSR **
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$(1,000)
$20.00
$10.00
$-
$(10.00)
$(20.00)
$(30.00)
$(40.00)
$(50.00)
$(60.00)
$(70.00)
$(80.00)
$(90.00)
2021
2022
2023
CEO Compensation Actually Paid
Average Non-CEO Compensation Actually Paid
TSR

*	“CAP” stands for “Compensation Actually Paid” and is presented in thousands. Our Interim CEO had no compensation reported in the Summary Compensation Table in 2023 and thus, is not shown in the graph provided.

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PROPOSAL NO. 2 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What Am I Voting On?

It is the responsibility of the Audit Committee to select and retain our independent registered public accounting firm. Our Audit Committee has appointed KPMG LLP (“KPMG”) as our independent registered public accounting firm for our fiscal year ending December 31, 2023. Although stockholder ratification of the Audit Committee’s selection of our independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting the selection of KPMG for stockholder ratification so that our stockholders may participate in this important corporate decision. If not ratified, the Audit Committee will reconsider the selection, although the Audit Committee will not be required to select different independent registered public accounting firm for us.

Representatives of KPMG will be present at the Annual Meeting and will have an opportunity to make a statement and respond to questions from stockholders submitted prior to the Annual Meeting. See the section entitled “Instructions for the virtual Annual Meeting – Participating in the Virtual Annual Meeting” above for how to submit questions.

Vote Required and Voting Recommendation

The ratification of the appointment of KPMG as our independent registered public accounting firm for the year ending December 31, 2024 requires the affirmative vote of a majority of the voting power of the Common Stock present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will be treated as votes against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2024.

Additional Information Regarding Change of Independent Auditor

As reported on our Current Report on Form 8-K, dated July 17, 2024, our Audit Committee, on July 11, 2024, following the completion of a competitive process with several independent registered public accounting firms, appointed KPMG as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2024.

On August 19, 2024, when we filed our Quarterly Report on Form 10-Q for the three months ended March 31, 2024, with the SEC, Marcum LLP (“Marcum”) completed its review of our consolidated financial statements for such fiscal quarter, and our retention of Marcum as our independent registered public accounting firm with respect to the audit of our consolidated financial statements ended as of that date as a result of the Audit Committee’s decision to dismiss Marcum in connection with its decision to retain KPMG.

The reports of Marcum on the Company’s consolidated financial statements for the fiscal years ended December 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that such audit reports contained in the Company’s Annual Report on Form 10-K for the fiscal years ended December 31, 2023 and 2022 contained an explanatory paragraph expressing substantial doubt as to the Company’s ability to continue as a going concern, and the report of Marcum on the Company’s internal control of financial reporting as of December 31, 2022 expressed an adverse opinion because of the existence of material weaknesses.

During our fiscal year ended December 31, 2021 and in the subsequent interim period through April 15, 2022, (i) there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with S&G on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of S&G, would have caused S&G to make reference to the subject matter of such disagreement in connection with its reports on the financial statements for such periods, and (ii) there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions), except that, in the Company’s 2022 Annual Report on Form 10-K and 2023 Annual Report on Form 10-K, the Company reported material weaknesses in the Company’s internal control over financial reporting as of December 31, 2022: (i) the Company had inadequate segregation of duties consistent with control objectives related to the Company’s information technology general controls (“ITGCs”), specifically as it relates to change management; and (ii) there was insufficient validation of non-Google impression data provided by certain third party service providers. These material weaknesses were remedied in fiscal 2023 by (i) implementing new permissions and approval requirements in the Company’s change management process in the Company’s systems previously identified with inadequate segregation of duties and (ii) obtaining, reviewing, and mapping a System and Organization Controls - SOC 1 Type 2 report from third party service providers for the effectiveness of third party controls relevant to the Company’s internal control over financial reporting, including validation of impression data, and implementing compensating management controls to further validate non-Google impressions data provided by certain third party service providers. The Committee discussed the subject matter of the reportable event described above with Marcum and remediation thereto. The Committee authorized Marcum to respond fully to inquiries of the successor accountant (described below) concerning the reportable event.

30

During our two most recent fiscal years ended December 31, 2023 and 2022 and in the subsequent interim period through July 11, 2024, neither we nor anyone on our behalf consulted KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, in connection with which either a written report or oral advice was provided to us that KPMG concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Audit Fees

The following table sets forth the aggregate fees billed and incurred to both us or our subsidiaries by our independent registered public accounting firm for the years ended December 31, 2023 and 2022 for professional services by Marcum, our former independent auditor. No fees were incurred by KPMG during the years ended December 31, 2023 and 2022.

Category	2023	2022
Audit Fees(1)	$1,344,925	$1,800,000
Audit-related Fees(2)	—	—
All Other Fees(3)	—	—
Tax Fees(4)	—	—
Total Fees	$1,344,925	$1,800,000

(1)	“Audit fees” include fees for audit services primarily related to the audit of our annual consolidated financial statements; the review of our quarterly consolidated financial statements; assistance with and review of documents filed with the SEC; services in connection with registration statements filed in 2023 and 2022; and other accounting and financial reporting consultation and research work billed as audit fees or necessary to comply with the standards of the Public Company Accounting Oversight Board (United States).

(2)	Marcum did not provide any services not disclosed in the table above during 2023 and 2022. As a result, there were no audit-related fees billed or paid during 2023 or 2022.

(3)	Marcum did not provide any services not disclosed in the table above during 2023 and 2022. As a result, there were no other fees billed or paid during 2023 or 2022.

(4)	“Tax fees” include fees for tax compliance and advice. Tax advice fees encompass a variety of permissible tax services, including technical tax advice related to federal and state income tax matters, assistance with sales tax, and assistance with tax audits.

Pre-Approval Policies and Procedures

Our Audit Committee has considered the nature and amount of fees billed by our independent registered public accounting firm and believes that the provision of services for activities to the audit is in compliance with maintaining the independence of our independent registered public accounting firm.

All audit fees are approved by the Audit Committee. The Audit Committee reviews, and in its sole discretion pre-approves, our independent auditor’s annual engagement letter including proposed fees and all audit and non-audit services provided by the independent auditor. Accordingly, all services described under “Audit Fees,” “Audit-related Fees,” “All Other Fees,” and “Tax Fees,” as applicable, were pre-approved by our Audit Committee. The Audit Committee may not engage the independent auditor to perform the non-audit services proscribed by law or regulations.

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REPORT OF THE AUDIT COMMITTEE

This report of the Audit Committee is required by the Securities and Exchange Commission (“SEC”) and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (“Securities Act”) or under the Securities Exchange Act of 1934, as amended (“Exchange Act”), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

Our Audit Committee has reviewed and discussed with our management and Marcum LLP our audited consolidated financial statements for the fiscal year ended December 31, 2023. Our Audit Committee has also discussed with Marcum LLP the matters required to be discussed by Auditing Standard No. 1301 adopted by the Public Company Accounting Oversight Board (United States) (“PCAOB”) regarding “Communications with Audit Committees” and the Securities and Exchange Commission.

The Audit Committee has also received and reviewed the written disclosures and the letter from Marcum LLP required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with Marcum LLP its independence from us.

Based on the foregoing, the Audit Committee recommended to our Board that the audited consolidated financial statements for the fiscal year ended December 31, 2023 be included in our Annual Report on Form 10-K.

By: The Audit Committee

Laura Lee (Chair)

Carlo Zola

Christopher Petzel

32

OTHER BUSINESS

Our Board is not aware of any other business to be considered or acted upon at the Annual Meeting other than that for which notice is provided in this Proxy Statement and the accompanying notice. In the event any other matters properly come before the Annual Meeting, it is expected that the shares represented by proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

2023 ANNUAL REPORT ON FORM 10-K

Copies of our Annual Report for fiscal 2023, which contains our Form 10-K for the fiscal year ended December 31, 2023, and consolidated financial statements, as filed with the SEC, have been included with the proxy materials. A copy may be obtained without charge to stockholders upon written request to Investor Relations at the address for our principal offices as set forth in our then-most recent filing with the SEC. In addition, copies of this document, the Annual Report and all other documents filed electronically by us may be reviewed and printed from the SEC’s website at: http://www.sec.gov.

By Order of the Board of Directors,

/s/ Sara Silverstein
Chief Executive Officer
New York, New York
November 18, 2024

33

PROXY CARD

ANNUAL MEETING OF STOCKHOLDERS OF

THE ARENA GROUP HOLDINGS, INC.

December 12, 2024, at 12:00 p.m. eastern

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement, proxy card and the Annual Report are available at - **https://www.astproxyportal.com/ast/26433**

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20630000000000001000 5 121224

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR ALL NOMINEES" UNDER PROPOSAL 1 AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

NOMINEES:
- ○ H. Hunt Allred
- ○ Laura Lee
- ○ Christopher Petzel
- ○ Cavitt Randall
- ○ Christopher Fowler
- ○ Carlo Zola

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted "FOR ALL NOMINEES" on Proposal 1 and "FOR" Proposal 2.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

THE ARENA GROUP HOLDINGS, INC.

December 12, 2024, at 12:00 p.m. eastern

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM eastern the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit https://web.lumiagm.com/273495257 (password: agh2024) and be sure to have your control number available.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement, proxy card and the Annual Report are available at - **https://www.astproxyportal.com/ast/26433**

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

20630000000000001000 5 121224

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR ALL NOMINEES" UNDER PROPOSAL 1 AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ H. Hunt Allred
- ○ Laura Lee
- ○ Christopher Petzel
- ○ Cavitt Randall
- ○ Christopher Fowler
- ○ Carlo Zola

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted "FOR ALL NOMINEES" on Proposal 1 and "FOR" Proposal 2.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

THE ARENA GROUP HOLDINGS, INC.

Proxy for Annual Meeting of Stockholders on December 12, 2024, at 12:00 p.m. eastern

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Sara Silverstein and Geoffrey Wait, as attorneys-in-fact and proxies of the undersigned, with full power of substitution and power to act alone, as proxies to vote all the shares of stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of The Arena Group Holdings, Inc., to be held at 12:00 p.m. eastern on December 12, 2024 at https://web.lumiagm.com/273495257 (password: agh2024), and at any adjournments or postponements thereof, as follows (with discretionary authority as to any and all other matters that may properly come before the meeting):

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR ALL NOMINEES" UNDER PROPOSAL 1 AND "FOR" PROPOSAL 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

(Continued and to be signed on the reverse side)

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